Exhibit 10.15

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

dated as of June 1, 2012

between

EACH OF THE GRANTORS PARTY HERETO

and

WELLS FARGO BANK,

NATIONAL ASSOCIATION,

as Notes Collateral Agent

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SECTION 8.	NOTES COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT	23

8.1	Power of Attorney	23
8.2	No Duty on the Part of Notes Collateral Agent or Secured Parties	24
8.3	Appointment Pursuant to Indenture	25

SECTION 9.	REMEDIES	25

9.1	Generally	25
9.2	Application of Proceeds	26
9.3	Sales on Credit	27
9.4	Investment Related Property	27
9.5	Grant of Intellectual Property License	27
9.6	Intellectual Property	28
9.7	Cash Proceeds; Deposit Accounts	29

SECTION 10.	NOTES COLLATERAL AGENT	29

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE	30

SECTION 12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	30

SECTION 13.	MISCELLANEOUS	31

ii

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — PATENT SECURITY AGREEMENT

EXHIBIT D — COPYRIGHT SECURITY AGREEMENT

iii

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Notes Collateral Agent pursuant to this Agreement, and the exercise of any right or remedy by the Notes Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement (as defined in the recitals below). In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control. Any reference to “priority” or words of similar effect in describing any of the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreement. All representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this paragraph.

This PLEDGE AND SECURITY AGREEMENT, dated as of June 1, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between GLOBAL BRASS AND COPPER HOLDINGS, INC. (“Holdings”), GLOBAL BRASS AND COPPER, INC. (the “Issuer”), CHASE BRASS AND COPPER COMPANY, LLC, GBC METALS, LLC, CHASE BRASS, LLC, A.J. OSTER, LLC, BRYAN METALS, LLC, OLIN FABRICATED METAL PRODUCTS, LLC, CHASE INDUSTRIES, LLC, A.J. OSTER FOILS, LLC, A.J. OSTER CARIBE, LLC, A.J. OSTER WEST, LLC (each a “Subsidiary Party” and collectively the “Subsidiary Parties”), and each of the Subsidiaries of Holdings or the Issuer party hereto from time to time as an Additional Grantor (as herein defined) (each of the foregoing entities, a “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Notes Collateral Agent”).

RECITALS:

WHEREAS, reference is made to the Indenture, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Holdings, the Issuer, the Subsidiary Parties, Wells Fargo Bank, National Association, as trustee (the “Trustee”) and the Notes Collateral Agent;

WHEREAS, Holdings, the Issuer, the Subsidiary Parties, the Notes Collateral Agent and the ABL Facility Collateral Agent have entered into an Intercreditor Agreement, dated as of the date hereof (as amended, extended, renewed, restated, supplemented, waived, replaced or otherwise modified from time to time, the “Intercreditor Agreement”), which will govern the liens upon and security interests in the Collateral granted by this Agreement and the ABL Facility Documents;

WHEREAS, each Grantor is executing and delivering this Agreement, pursuant to the terms of the Indenture to induce the Trustee and the Notes Collateral Agent to enter into the Indenture and, pursuant to the terms of the Purchase Agreement dated as of May 24, 2012 among the Issuer, Holdings, the Subsidiary Parties and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the purchasers named therein, to induce the purchasers named therein to purchase the Notes; and

WHEREAS, in consideration of the extensions of credit and other accommodations of the Secured Parties as set forth in the Indenture, each Grantor has agreed to secure such Grantor’s obligations under the Indenture as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Notes Collateral Agent agree as follows:

SECTION 1.	DEFINITIONS.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“ABL Facility” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Liens” means the Liens securing any and all of the obligations under the ABL Facility Documents

“ABL Facility Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Facility Collateral Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Additional Grantors” shall have the meaning assigned in Section 7.2.

“Agreement” shall have the meaning set forth in the preamble.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean an account established by the Notes Collateral Agent in the name of the Notes Collateral Agent, and maintained under the sole dominion and control of the Notes Collateral Agent, into which the Notes Collateral Agent shall deposit funds and property of the Grantors to the extent set forth herein.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all personal property assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such personal property.

“Collateral Questionnaire” means a certificate, in such form reasonably satisfactory to the Notes Collateral Agent, that provides information with respect to the personal or mixed property of each Grantor.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in Section 957(a) of the Internal Revenue Code of 1986, as amended from time to time.

“Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Excluded Equity” shall mean:

(1) any of the outstanding capital stock or other equity interests of (i) Unrestricted Subsidiaries, (ii) any “first tier” Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such “first tier” Controlled Foreign Corporation entitled to vote, (iii) any “first tier” Foreign Subsidiary in excess of 65% of the voting power of all classes of capital stock of such “first tier” Foreign Subsidiary entitled to vote, (iv) any Foreign Subsidiary that is not a “first tier” Foreign Subsidiary, (v) any Controlled Foreign Corporation that is not a “first tier” Controlled Foreign Corporation and (vi) any Domestic Subsidiary that is treated as a disregarded entity for U.S. federal income tax purposes;

(2) to the extent applicable law requires that a Subsidiary of the Issuer or any Grantor issue director’s qualifying shares, such shares or nominee or other similar shares;

(3) any equity interests of a Subsidiary to the extent that, as of the Issue Date, and for so long as, such a pledge of such equity interests would violate applicable law binding on or relating to such equity interests; and

(4) any equity interests acquired after the Issue Date in a Person that is not a Subsidiary if, and to the extent that, and for so long as, a grant of a security interest in such equity interests would violate applicable law or an enforceable contractual obligation binding on or relating to such equity interests (if such obligation existed at the time of acquisition of such equity interests and was not created or made binding on such equity interests in contemplation of or in connection with the acquisition of such equity interests).

“Governmental Authority” shall mean any federal, state, municipal, national or other government, or any governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof, or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign government.

“Grantors” shall have the meaning set forth in the preamble.

“Indenture” shall have the meaning set forth in the recitals.

“Indenture Documents” shall mean (a) the Indenture, the Notes, the Intercreditor Agreement, the other Security Documents and this Agreement and (b) any other related documents or instruments executed and delivered pursuant to or in connection with the Indenture, in each case, as such agreements may be amended, extended, renewed, restated, supplemented, waived, replaced, restructured, repaid, refunded, refinanced or otherwise modified from time to time.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Notes Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit B, Exhibit C and Exhibit D, as applicable.

“Intercreditor Agreement” shall have the meaning set forth in the recitals.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts and Commodity Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Issuer” shall have the meaning set forth in the preamble.

“License Agreement” shall have the meaning set forth in Section 5.7.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor.

“Notes” shall mean the 9.50% senior secured notes due 2019 issued under the Indenture, and any other senior secured notes issued thereunder.

“Notes Collateral Agent” shall have the meaning set forth in the preamble.

“Notes Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Obligations” means all obligations of every nature of each Grantor (including obligations from time to time owed to the Trustee or the Notes Collateral Agent (including any former Trustee or Notes Collateral Agent) or any holder of Notes) under any Indenture Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Grantor, would have accrued on any Obligation, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or any other amount due thereunder.

“Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to any Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2 under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity owned by any Grantor including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company owned by any Grantor and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2 under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Grantor including, without limitation, all partnership interests listed on Schedule 5.2 under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean all shares of capital stock of any corporation owned by any Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2 under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean (a) the Notes Collateral Agent, (b) each Holder, (c) the Trustee, (d) each other Person to whom any of the Obligations are owed and (e) the successors, replacements and assigns of each of the foregoing.

“Subsidiary Party” shall have the meaning set forth in the preamble.

“Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks”(as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2 Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Control, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. The incorporation by reference of terms defined in the Indenture shall survive any termination of the Indenture until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

1.3 Intercreditor Agreement. All rights and obligations of the Notes Collateral Agent under this Agreement shall be subject to the Intercreditor Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Notes Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Notes Collateral Agent hereunder, in each case, with respect to the ABL Priority Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement with respect to the Collateral, the terms of the Intercreditor Agreement shall govern and control. Any provision of this Agreement to the contrary notwithstanding, (a) no Grantor shall be required to act or refrain from acting in a manner that is inconsistent with the terms and provisions of the Intercreditor Agreement, (b) prior to the satisfaction and discharge in full of the Obligations in respect of the ABL Facility, no Grantor shall be required to act or refrain from acting with respect to any ABL Priority Collateral if compliance by such Grantor with such requirement would result in a breach of or constitute a default under any ABL Facility Documents and (c) the requirements of this Agreement to deliver any Collateral and any certificates, instruments or documents in relation thereto to the Notes Collateral Agent shall be deemed satisfied by delivery of such Collateral and such certificates, instruments or documents in relation thereto to the Applicable Collateral Agent (as defined in the Intercreditor Agreement).

1.4 Collateral Questionnaire. The Notes Collateral Agent, each Secured Party and each Grantor agree that the Collateral Questionnaire and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

SECTION 2.	GRANT OF SECURITY.

2.1 Grant of Security. Each Grantor hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all of the following personal property of such Grantor, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) General Intangibles;

(e) Goods (including, without limitation, Inventory and Equipment);

(f) Instruments;

(g) Insurance;

(h) Intellectual Property;

(i) Investment Related Property;

(j) Letter of Credit Rights;

(k) Money;

(l) Receivables and Receivable Records;

(m) Commercial Tort Claims now or hereafter described on Schedule 5.2;

(n) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in subclause (i) or (ii) above; provided further, however, that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement; (b) any Excluded Equity; (c) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application, or the Trademark that is the subject thereof, under applicable federal law; (d) any property or asset which is subject to a certificate of title under a statute of any jurisdiction; (e) any Equipment which is subject to a purchase money mortgage or other purchase money Lien (including Capitalized Lease Obligations) permitted under the Indenture if (i) the valid grant of a Lien to the Notes Collateral Agent in such item of Equipment is prohibited by the terms of the agreement between the Grantor and the holder of such purchase money mortgage or other purchase money Lien or under applicable law and such prohibition has not been or is not waived, or the consent of the holder of the purchase money mortgage or other purchase money Lien has not been or is not otherwise obtained, or under applicable law such prohibition cannot be waived and (ii) the purchase money mortgage or other purchase money Lien on such item of Equipment is or shall become valid and perfected; (f) without duplication of the foregoing clause (e), any property or asset acquired after the Issue Date to the extent that, and for so long as, granting a security interest in such asset would violate applicable law or an enforceable contractual obligation binding on such asset that existed at the time of acquisition thereof and was not created or made binding on such asset in contemplation or in connection with the acquisition of such asset; (g) any property or assets located outside the United States of America (or any state or territory thereof or the District of Columbia) or owned by any Foreign Subsidiaries; (h) any debt securities issued to the Issuer or any other Grantor having, in the case of each instance of debt securities, an aggregate principal amount not in excess of $5 million; (i) any letter of credit rights to the extent (x) not constituting Supporting Obligations or (y) the Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose; (j) any bank accounts (including any deposit accounts, any bank accounts of which the proceeds secure Hedging Obligations, bank accounts used exclusively for payroll, payroll taxes and other employee wage and benefit payments to or for the Issuer’s or any other Grantors’ employees, and any escrow and other trust accounts); (k) any assets constituting or purporting to constitute ABL Priority Collateral, but which Liens thereon are not required to be perfected under the ABL Facility Documents, or where the perfection of such Liens has been waived by the ABL Facility Collateral Agent or other applicable holder of Lenders Debt, or where the Liens thereon have been released by the ABL Facility Collateral Agent or other applicable holder of Lenders Debt; (l) any leasehold interest in real property; and (m) (i) all assets of Holdings other than its capital stock in the Issuer and (ii) capital stock and other securities of a Subsidiary of the Issuer to the extent that a pledge of such capital stock or other securities requires separate financial statements of such Subsidiary to be filed with the SEC (or any other governmental agency) under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act (or any other law, rule or regulation that would require the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary (other than the Issuer)). All capitalized terms used in this definition and not defined elsewhere herein have the meanings assigned to them in the UCC. Notwithstanding the foregoing, the Issuer may, at its option, elect to treat as Collateral (including as Notes Priority Collateral or ABL Priority Collateral) any assets or property that otherwise would be excluded from the Collateral pursuant to clauses (a) through (m) above, to the extent specified by the Issuer in writing to the Trustee and the Notes Collateral Agent. No assets of any Subsidiary of the Issuer that is not a Grantor (including any capital stock owned by any such Subsidiary) shall constitute Collateral. Without limiting the foregoing, the Collateral shall not include those assets as to which the Notes Collateral Agent reasonably determines that the costs of obtaining such a security interest are excessive in relation to the value of the security to be afforded thereby.

SECTION 3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, redemption, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Notes Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Notes Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Notes Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Notes Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.	CERTAIN PERFECTION REQUIREMENTS

4.1 Delivery Requirements.

(a) With respect to any Certificated Securities included in the Collateral, to the extent constituting Notes Priority Collateral, each Grantor shall deliver to the Notes Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Notes Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Notes Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities (but only to the extent constituting Notes Priority Collateral).

(b) With respect to any Instruments or Tangible Chattel Paper included in the Collateral, to the extent constituting Notes Priority Collateral, each Grantor shall deliver to the Notes Collateral Agent all such Instruments or Tangible Chattel Paper to the Notes Collateral Agent duly indorsed by such an effective endorsement, in each case, to the Notes Collateral Agent or in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $500,000 individually or $1,000,000 in the aggregate.

4.2 [Reserved.]

4.3 Intellectual Property Recording Requirements.

(a) In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor shall execute and deliver to the Notes Collateral Agent a Patent Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Notes Collateral Agent. With respect to any such Patent Security Agreement executed following the Issue Date, the Grantor shall, and the Issuer shall cause the Grantor to, file such Patent Security Agreement with the U.S. Patent and Trademark Office and deliver a notice of recordation to the Notes Collateral Agent confirming the filing has been made.

(b) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Notes Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Notes Collateral Agent. With respect to any such Trademark Security Agreement executed following the Issue Date, the Grantor shall, and the Issuer shall cause the Grantor to, file such Trademark Security Agreement with the U.S. Patent and Trademark Office and deliver a notice of recordation to the Notes Collateral Agent confirming the filing has been made.

(c) In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, each Grantor shall execute and deliver to the Notes Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Notes Collateral Agent. With respect to any such Copyright Security Agreement executed following the Issue Date, the Grantor shall, and the Issuer shall cause the Grantor to, file such Copyright Security Agreement with the U.S. Copyright Office and deliver a notice of recordation to the Notes Collateral Agent confirming the filing has been made.

4.4 Other Actions. (a) Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property being pledged hereunder to the Notes Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Notes Collateral Agent or its designee following and during the continuance of an Event of Default and to the substitution of the Notes Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.5 Timing and Notice. With respect to any Collateral in existence on the Issue Date, each Grantor shall use commercially reasonable efforts to comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall use commercially reasonable efforts to comply with such requirements as soon as reasonably practicable after the date on which such Grantor acquired rights therein (or, in each case, such longer period as Notes Collateral Agent may agree). Each Grantor shall promptly inform the Notes Collateral Agent in writing of its acquisition of any Collateral (other than Intellectual Property (other than as required by Section 4.3 above)) for which any action is required by Section 4 hereof.

4.6 Foreign Perfection. None of the Grantors are required to take any action to perfect any security interest in the Notes Priority Collateral or the ABL Priority Collateral under the laws of any jurisdiction outside the United States, including the pledge of equity issued by Foreign Subsidiaries, except the Grantors shall take such actions (each, a “Foreign Action”) for the benefit of the Notes Collateral Agent and the Holders as are taken with respect to the Collateral for the benefit of the ABL Facility Collateral Agent, provided that, following such Foreign Action, the relative lien priorities in such Collateral for the benefit of the Notes Collateral Agent and the ABL Facility Collateral Agent are maintained to the extent set forth in the Intercreditor Agreement; provided, however, that to the extent any signature or other action is required by the Trustee or the Notes Collateral Agent or any other Secured Party to effect such Foreign Action by the Grantor, the Grantor shall not be required to take such Foreign Action for the benefit of the Notes Collateral Agent or any other Secured Party.

SECTION 5.	REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, as of the Issue Date, that:

5.1 Grantor Information & Status.

(a) Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time without any action by or consent from the Notes Collateral Agent) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located;

(b) except as provided on Schedule 5.1(C) (as such schedule may be amended or supplemented from time to time without any action by or consent from the Notes Collateral Agent), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 5.1(D) hereof (as such schedule may be amended or supplemented from time to time without any action by or consent from the Notes Collateral Agent);

(d) such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(e) no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2 Collateral Identification, Special Collateral.

(a) Schedule 5.2 (as such schedule may be amended or supplemented from time to time without any action by or consent from the Notes Collateral Agent) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt (other than intercompany payables or receivables effected in the ordinary course of business), (3) United States registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (4) Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses, and (5) Commercial Tort Claims, other than any Commercial Tort Claims having a value of less than $500,000 individually or $1,000,000 in the aggregate.

(b) none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock.

(c) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3 Ownership of Collateral and Absence of Other Liens.

(a) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Indenture and the Intercreditor Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, other than any ABL Liens, Permitted Notes Collateral Liens and Permitted Liens; and

(b) other than any financing statements filed in favor of the Notes Collateral Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements in favor of the ABL Facility Collateral Agent in respect of the ABL Facility, (y) financing statements for which duly authorized proper termination statements have been delivered to the Notes Collateral Agent for filing and (z) financing statements filed in connection with Permitted Notes Collateral Liens and Permitted Liens. Other than the Notes Collateral Agent, the applicable collateral agent under the ABL Facility and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral, except as permitted under the Indenture, the ABL Facility Documents and the Intercreditor Agreement.

5.4 Status of Security Interest.

(a) upon the filing of financing statements naming each Grantor as “debtor” and the Notes Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Notes Collateral Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the jurisdiction of the filing office set forth opposite such Grantor’s name on Schedule 5.4 will constitute a valid, perfected, first priority Lien in such Collateral, subject to any Permitted Notes Collateral Liens, Permitted Liens and ABL Liens and the Intercreditor Agreement;

(b) to the extent perfection or priority of the security interest in any United States Intellectual Property constituting part of the Collateral is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the applicable intellectual property registries in the United States, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Notes Collateral Agent hereunder in such Collateral shall constitute valid, perfected, first priority Liens (subject to Permitted Notes Collateral Liens, the ABL Liens and the Intercreditor Agreement);

(c) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Notes Collateral Agent hereunder or (ii) subject to the Intercreditor Agreement, the exercise by Notes Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings and recordations contemplated by clauses (a) and (b) above, (B) the actions taken pursuant to Section 4 above, (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities, (D) such authorizations, consents, approvals, actions, notices or filings as have been made or obtained and are in full force and effect and (E) such authorizations, consents, approvals, actions, notices or filings the failure of which to be obtained would not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or on the rights and remedies (taken as a whole) of the Notes Collateral Agent in relation thereto;

(d) each Grantor is in compliance with its obligations under Section 4 hereof in all material respects.

(e) The Grantor shall file on behalf of the Notes Collateral Agent, for the benefit of the Secured Parties, any initial financing statements in the relevant jurisdiction set forth on Schedule 5.4 hereof to perfect the security interests in the Collateral that can be perfected by the filing of a financing statement and shall provide the Notes Collateral Agent with a copy of such filed financing statements.

5.5 Goods.

(a) no Goods produced by any Grantor and included in the Collateral have been produced in violation in any material respect of the requirements of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder; and

(b) other than any Inventory or Equipment in transit, all of the Equipment and Inventory included in the Collateral, other than Equipment and Inventory with an aggregate value of less than $1,000,000 is located only at the locations specified in Schedule 5.5 (as such schedule may be amended or supplemented from time to time without any action by or consent from the Notes Collateral Agent).

5.6 Pledged Equity Interests, Investment Related Property.

(a) it is the record and beneficial owner of such Pledged Equity Interests constituting Collateral free of all Liens, rights or claims of other Persons (other than ABL Liens, Permitted Notes Collateral Liens and Permitted Liens) and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests; and

(b) none of the Pledged LLC Interests or Pledged Partnership Interests are or represent interests that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction.

5.7 Intellectual Property.

(a) it owns or licenses or otherwise has the right to use all Material Intellectual Property necessary for the operation of its business as presently conducted;

(b) as of the date hereof, it does not own any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States of America, any State thereof or any political subdivision thereof, other than those described in Section II.B of the Collateral Questionnaire and has not granted any material licenses with respect thereto other than as set forth in Section II.B of the Collateral Questionnaire;

(c) it is the sole and exclusive owner of the entire right, title and interest in and to all Intellectual Property listed in Section II.B of the Collateral Questionnaire;

(d) all Material Intellectual Property that it owns is valid and subsisting in full force and effect, and has not been adjudged unenforceable and to the best of its knowledge, the conduct of its business does not infringe, misappropriate, dilute or otherwise violate any Intellectual Property rights of any other Person presently in any material respect;

(e) no claim, litigation or proceeding is pending or, to the best of its knowledge, threatened against or affecting it contesting the validity, enforceability, or scope of, or its right to register, own, sell or use, any Material Intellectual Property;

(f) to the best of its knowledge, no infringement, misappropriation or other violation or unauthorized use presently is being made of any of the Material Intellectual Property that it owns that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to the Notes Collateral Agent and the Secured Parties, including the validity, priority or perfection of the security interest granted herein or the remedies of the Notes Collateral Agent hereunder;

(g) it has taken all steps reasonably necessary in accordance with industry standards to protect the secrecy of all its trade secrets and all other material confidential or proprietary information and know-how;

(h) it has been using legally required statutory notice and proper marking practices, as applicable, in connection with its use of the Material Intellectual Property;

(i) it controls the nature and quality in accordance with industry standards of all products sold and all services rendered under or in connection with its Trademarks, in each case consistent with industry standards, and has taken all commercially reasonable steps to ensure that all licensees of the Trademarks owned by it comply with its standards of quality, in each case, to the extent constituting Material Intellectual Property;

(j) it has not entered into any settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases nor is bound in a manner that, in each case, could materially adversely affect its rights to own, license or use any Material Intellectual Property;

(k) Section II.B of the Collateral Questionnaire sets forth all of its material agreements or other arrangements pursuant to which it has a license (other than licenses for commercially available off-the-shelf software) or other right to use any material Trademarks, logos, designs, representations or other Material Intellectual Property owned by another person as in effect on the date hereof (collectively, together with such agreements or other arrangements as may be entered into by it after the date hereof, collectively, the “License Agreements” and individually, a “License Agreement”); and

(l) No Material Intellectual Property at any time used by it which is owned by another person, or owned by it is subject to any security interest, Lien, collateral assignment, pledge or other encumbrance in favor of any person other than Notes Collateral Agent or ABL Facility Collateral Agent (subject to the terms of the Intercreditor Agreement), is affixed to any Inventory, except (a) to the extent permitted under the terms of the License Agreements listed on Section II.B of the Collateral Questionnaire and (b) to the extent the sale of Inventory to which such Intellectual Property is affixed is permitted to be sold by it under applicable law (including the United States Copyright Act of 1976).

SECTION 6.	COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees to the following:

6.1 Grantor Information & Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Indenture, it shall not change such Grantor’s name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Notes Collateral Agent in writing at least ten (10) days (or such shorter period as is acceptable to the Notes Collateral Agent) prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office or jurisdiction of organization and providing such other information in connection therewith as the Notes Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Notes Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, or as the Notes Collateral Agent may reasonably request, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Notes Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto (without any action by the Notes Collateral Agent), upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2 Collateral Identification; Special Collateral.

(a) in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Notes Collateral Agent thereof in writing and, if requested by the Notes Collateral Agent, take such actions and execute such documents and make such filings all at Grantor’s expense as the Notes Collateral Agent (acting at the direction of the Trustee) may reasonably request in order to ensure that the Notes Collateral Agent has a valid, perfected, first priority security interest in such Collateral, subject to ABL Liens, Permitted Notes Collateral Liens, Permitted Liens and the Intercreditor Agreement. Notwithstanding the foregoing, no Grantor shall be required to notify the Notes Collateral Agent or take any such action unless such Collateral is of a material value or is material to such Grantor’s business; and

(b) in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $500,000 individually or $1,000,000 in the aggregate it shall deliver to the Notes Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto (without any action by or consent from the Notes Collateral Agent), identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than, as permitted under the Indenture, ABL Liens, Permitted Notes Collateral Liens and Permitted Liens, and such Grantor shall use commercially reasonable efforts to defend the Collateral against all Persons at any time claiming any interest therein; and

(b) it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted or not prohibited by the Indenture or the Intercreditor Agreement.

6.4 Status of Security Interest.

(a) subject to the limitations set forth in subsection (b) of this Section 6.4, the other terms of this Agreement, the terms of the Intercreditor Agreement and the other Indenture Documents, each Grantor shall maintain the security interest of the Notes Collateral Agent hereunder in all Collateral as valid, perfected, first priority Liens (subject to ABL Liens, Permitted Notes Collateral Liens and Permitted Liens); and

(b) notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral to the extent it requires perfection by (i) Control, (ii) filing financing statements or other records, or entering into pledge agreements or other security documents, outside the United States of America (other than as provided in Section 4.6 hereof), or (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof.

6.5 Goods & Receivables.

(a) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Notes Collateral Agent or the ABL Facility Collateral Agent or such other collateral agent, subject to the Intercreditor Agreement; and

(b) the Notes Collateral Agent shall have the right, subject to the Intercreditor Agreement, at any time following the occurrence and during the continuation of an Event of Default, and following the satisfaction and discharge in full of the Obligations in respect of the ABL Facility, to notify, or require any Grantor to notify, any Account Debtor of the Notes Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Notes Collateral Agent may, subject to the Intercreditor Agreement (and following the satisfaction and discharge in full of the Obligations in respect of the ABL Facility): (i) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Notes Collateral Agent; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Notes Collateral Agent; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Notes Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Notes Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Notes Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Notes Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6 Pledged Equity Interests, Investment Related Property.

(a) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property (in each case, solely to the extent constituting Collateral hereunder), upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and such Grantor shall immediately take all steps, if any, reasonably necessary or advisable to ensure the validity, perfection and priority of the Notes Collateral Agent’s Liens granted hereby over such Investment Related Property (subject to the Intercreditor Agreement). Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Notes Collateral Agent authorizes each Grantor to retain all dividends and distributions and all scheduled payments of interest, to be applied by such Grantor in any manner permitted by or not prohibited under the Indenture Documents;

(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing and the Notes Collateral Agent has not informed the Issuer of its intention to exercise its rights and remedies hereunder, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Indenture or the Intercreditor Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture and the Intercreditor Agreement; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement, the Intercreditor Agreement and the Indenture, shall be deemed inconsistent with the terms of this Agreement, the Intercreditor Agreement or the Indenture within the meaning of this Section 6.6(b)(i) .

(ii) Upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days prior written notice from the Notes Collateral Agent to such Grantor of the Notes Collateral Agent’s intention to exercise such rights:

(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Notes Collateral Agent who shall thereupon have the sole right (but shall not be required) to exercise such voting and other consensual rights (in each case, subject to the Intercreditor Agreement); and

(2)

in order to permit the Notes Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder (in each case, subject to the Intercreditor Agreement): (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Notes Collateral Agent all proxies, dividend payment orders and other instruments as the Notes Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Notes Collateral Agent may utilize the power of attorney set forth in Section 8.1.

(c) except as expressly prohibited by the Indenture, to the extent it shall vote to enable or take any other action to cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC, such Grantor shall promptly notify the Notes Collateral Agent in writing of any such election or action and, in such event, shall take all steps reasonably necessary or advisable to ensure the validity, perfection and priority of the Notes Collateral Agent’s Liens purported to be granted hereby over such Investment Related Property (subject to the Intercreditor Agreement).

6.7 Intellectual Property.

(a) it has not abandoned any of its registered, issued or applied-for Trademarks, Patents or Copyrights in each case constituting Material Intellectual Property, and it will not do any act, or omit to do any act, whereby such Trademarks, Patents or Copyrights may become abandoned, canceled, invalidated, unenforceable, avoided, or avoidable, in each case, except as shall be consistent with its commercially reasonable business judgment;

(b) it shall notify the Notes Collateral Agent in writing as soon as reasonably practicable if any application, registration, or recording with respect to any Material Intellectual Property consisting of registered, issued or applied-for Trademarks, Patents or Copyrights becomes abandoned, canceled, invalidated or unenforceable, or otherwise becomes subject to any material adverse determination or development regarding its ownership, registration or use of such item of Material Intellectual Property (excluding any non-final office actions or similar correspondence issued by the United States Patent and Trademark Office or United States Copyright Office);

(c) it shall take all reasonable steps (including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any federal or state court, or any similar office or agency in the United States of America, any State thereof or any political subdivision thereof) to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by it and constituting Material Intellectual Property, except as shall be consistent with its commercially reasonably business judgment; and shall render assistance, as the Notes Collateral Agent may reasonably request, to the Notes Collateral Agent in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any federal or state court, or any similar office or agency in the United States of America, any State thereof or any political subdivision thereof, to maintain any application and registration of any Trademarks, Patents and Copyrights included in the Material Intellectual Property, and to protect the Notes Collateral Agent’s interest therein;

(d) it shall as soon as reasonably practicable notify the Notes Collateral Agent if it (or any Affiliate or Subsidiary thereof) learns of any infringement, misappropriation, dilution or other violation (including any harm to the goodwill of the business connected with the use of its Trademarks) by any Person in any material respect of any Material Intellectual Property owned by it; in such event, it shall promptly take all actions in its commercially reasonable business judgment to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages, if appropriate;

(e) it shall not, with respect to any Trademarks constituting Material Intellectual Property, except as shall be consistent with its commercially reasonable business judgment, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and it shall take all commercially reasonable steps to ensure that licensees of such Trademarks use such consistent standards of quality;

(f) it shall take all steps reasonably necessary in accordance with industry standards to protect the secrecy of all its trade secrets and all other confidential or proprietary information and know-how, including, without limitation, entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents; and

(g) it shall use legally required statutory notice and proper marking practices, as applicable, in connection with the use of the Material Intellectual Property.

SECTION 7.	FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Further Assurances.

(a) Subject to the Intercreditor Agreement, each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, including filing financing statements, that the Notes Collateral Agent (acting at the direction of the Trustee) may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Notes Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor (subject to the Intercreditor Agreement):

(i) authorizes the Notes Collateral Agent to file such financing or continuation statements, or amendments thereto, subject to Section 6.4(b), record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Notes Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) authorizes the Notes Collateral Agent to take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in the United States in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;

(iii) at the Notes Collateral Agent’s reasonable request, shall exercise commercially reasonable efforts to appear in and defend any action or proceeding that may affect such Grantor’s title to or the Notes Collateral Agent’s security interest in all or any part of the Collateral; and

(iv) shall furnish the Notes Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Notes Collateral Agent may reasonably request from time to time.

(b) Each Grantor hereby authorizes the Notes Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Notes Collateral Agent may determine, in its reasonable discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Notes Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Notes Collateral Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Notes Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Notes Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Notes Collateral Agent may reasonably request, all in reasonable detail.

(c) Each Grantor hereby authorizes the Notes Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.2 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement, without further action by or consent from the Notes Collateral Agent. Upon delivery of any such Pledge Supplement to the Notes Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Notes Collateral Agent not to cause any Subsidiary of the Issuer, Holdings or any Subsidiary Party to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8.	NOTES COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Notes Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Notes Collateral Agent or otherwise, from time to time in the Notes Collateral Agent’s discretion to take any action and to execute any instrument that the Notes Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following (but subject, in each case, to the Intercreditor Agreement):

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Notes Collateral Agent pursuant to the Indenture;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Notes Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Notes Collateral Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement if any such action shall not have been taken by the applicable Grantor within a reasonable period of time (in no event to exceed ten (10) business days) following notice thereof from the Notes Collateral Agent, including, without limitation, access to pay or discharge taxes or Liens (other than ABL Liens, Permitted Notes Collateral Liens and Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Notes Collateral Agent in its sole discretion, any such payments made by the Notes Collateral Agent to become obligations of such Grantor to the Notes Collateral Agent, due and payable immediately without demand; and

(h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Notes Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Notes Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Notes Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Notes Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Notes Collateral Agent or Secured Parties. The powers conferred on the Notes Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Notes Collateral Agent or any other Secured Party to exercise any such powers. The Notes Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their gross negligence or willful misconduct.

8.3 Appointment Pursuant to Indenture. The Notes Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The rights, duties, privileges, immunities and indemnities of the Notes Collateral Agent hereunder are subject to the provisions of the Indenture.

SECTION 9.	REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be continuing (subject in each case to the Intercreditor Agreement), the Notes Collateral Agent, at the expense of the Grantors, may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Notes Collateral Agent, as a secured party, on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Notes Collateral Agent forthwith, use commercially reasonable efforts to assemble and allow inspection of all or part of the Collateral as directed by the Notes Collateral Agent and make it available to the Notes Collateral Agent at a place to be designated by the Notes Collateral Agent that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Notes Collateral Agent deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Notes Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Notes Collateral Agent may deem commercially reasonable.

(b) The Notes Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Notes Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Notes Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Notes Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Notes Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Notes Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Notes Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Notes Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Subject to the Intercreditor Agreement, if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys or other agents employed by the Notes Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Notes Collateral Agent, that the Notes Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Notes Collateral Agent hereunder.

(c) The Notes Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Notes Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Notes Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement and subject to the Intercreditor Agreement, all proceeds received by the Notes Collateral Agent in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Notes Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable reimbursement to the Notes Collateral Agent and its agents and counsel for all expenses, liabilities and advances made or incurred by the Notes Collateral Agent in connection therewith, and all amounts for which the Notes Collateral Agent is entitled to indemnification or payment under this Agreement or the Indenture (in its capacity as the Notes Collateral Agent) and all advances made by the Notes Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Notes Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Indenture or the Intercreditor Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Holders; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

9.3 Sales on Credit. If the Notes Collateral Agent (to the extent permitted hereunder) sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by the Notes Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Notes Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Notes Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property (following the occurrence and during the continuance of an Event of Default) conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Notes Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Notes Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Notes Collateral Agent all such information as the Notes Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Notes Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License. For the purpose of enabling the Notes Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Notes Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Notes Collateral Agent, to the extent of such Grantor’s right to grant the same, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

9.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Notes Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Notes Collateral Agent or otherwise, in the Notes Collateral Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Notes Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Notes Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Notes Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6;

(ii) upon written demand from the Notes Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Notes Collateral Agent or such Notes Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property and shall execute and deliver to the Notes Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Notes Collateral Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv) within five (5) Business Days after written notice from the Notes Collateral Agent, each Grantor shall make available to the Notes Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Notes Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Notes Collateral Agent’s behalf and to be compensated by the Notes Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Notes Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Notes Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Notes Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Notes Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other instruments of transfer as may be reasonably requested by such Grantor to reassign to such Grantor any such rights, title and interests as may have been assigned to the Notes Collateral Agent under Section 9.6(a), subject to any disposition thereof that may have been made by the Notes Collateral Agent pursuant to the terms hereof; provided, after giving effect to such reassignment, the Notes Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Notes Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Notes Collateral Agent and the Secured Parties.

9.7 Cash Proceeds; Deposit Accounts. (a) If any Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Notes Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Notes Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Notes Collateral Agent, if required) and held by the Notes Collateral Agent in the Collateral Account. Subject to the Intercreditor Agreement, any Cash Proceeds received by the Notes Collateral Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Notes Collateral Agent (subject to the Intercreditor Agreement), (A) be held by the Notes Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) or (B) then or at any time thereafter may be applied by the Notes Collateral Agent against the Secured Obligations then due and owing in accordance with Section 9.2.

SECTION 10.	NOTES COLLATERAL AGENT.

The Notes Collateral Agent has been appointed to act as Notes Collateral Agent hereunder by the Trustee and Holders and, by their acceptance of the benefits hereof, the other Secured Parties. The Notes Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Indenture. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Notes Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Indenture relating to the Notes Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Notes Collateral Agent and the powers and duties and immunities of the Notes Collateral Agent are incorporated herein by this reference and shall survive any termination of the Indenture. The Notes Collateral Agent shall be entitled to all rights, protections and indemnities provided to it under the Indenture with respect to its actions hereunder (but solely to the extent provided under the Indenture).

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than unmatured contingent obligations and subject to the Issuer’s, Holdings’ or any Subsidiary Party’s rights pursuant to Section 11.10 of the Indenture to request termination of this Agreement and the security interest granted hereby upon payment in full of all of the Secured Obligations (other than unmatured contingent obligations)), be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Notes Collateral Agent hereunder, to the benefit of the Notes Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Indenture, any Holder may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Holders herein or otherwise. Upon the payment in full of all Secured Obligations (other than unmatured contingent obligations), this Agreement and the security interest granted hereby shall automatically terminate hereunder and of record without further action by any party and, subject to the Intercreditor Agreement, all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Notes Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination, and shall return any Collateral in its possession to the Grantors. A Grantor will be entitled to the release of property and other assets included in the Collateral from the Liens securing the Notes as provided in the Indenture and the Intercreditor Agreement, including Sections 11.01, 11.03, 11.04 and 11.10 of the Indenture and Section 2.05 of the Intercreditor Agreement. Upon any such release of Collateral the Notes Collateral Agent shall, at the applicable Grantor’s expense, and as promptly as practicable, (x) execute and deliver or otherwise authorize the filing of (i) such instruments or releases to evidence such release and (ii) such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Notes Collateral Agent, including financing statement amendments to evidence such release and (y) perform or cause to be performed all acts as are reasonably necessary to effectuate such release. Upon any disposition of property permitted by the Indenture, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person and upon the consummation of any transaction permitted by the Indenture as a result of which any Grantor ceases to be a Subsidiary of Holdings and is released from its Guarantee of the Notes, such Grantor shall automatically be released from its obligations hereunder and the Liens granted herein in the Collateral of such Grantor shall be deemed to be automatically released, in each case, with no further action on the part of any Person.

SECTION 12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Notes Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Notes Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Notes Collateral Agent accords its own property. Neither the Notes Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Notes Collateral Agent may (to the extent provided herein) itself perform, or cause performance of, such agreement, and the reasonable and documented out-of-pocket expenses of the Notes Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.01(i) of the Indenture.

SECTION 13.	MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 13.02 of the Indenture. To the extent that any Grantor receives conflicting notices from the Notes Collateral Agent and the ABL Facility Collateral Agent with respect to any Collateral, all parties hereby expressly agree that any conflict will be resolved in accordance with the Intercreditor Agreement. No failure or delay on the part of the Notes Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Indenture Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Indenture Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Notes Collateral Agent and the Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Notes Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder. This Agreement and the other Indenture Documents embody the entire agreement and understanding between the Grantors and the Notes Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Indenture Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER SECURITY DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY THE NOTES COLLATERAL AGENT OR TRUSTEE IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 13.02 OF THE INDENTURE; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE NOTES COLLATERAL AGENT OR TRUSTEE RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON THIS AGREEMENT OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER SECURITY DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT

AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER SECURITY DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE GRANT OF SECURITY MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, each Grantor and the Notes Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Grantors:

GLOBAL BRASS AND COPPER, INC.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

CHASE BRASS AND COPPER COMPANY, LLC

GBC METALS, LLC

CHASE BRASS, LLC

A.J. OSTER, LLC

BRYAN METALS, LLC

OLIN FABRICATED METAL PRODUCTS, LLC

CHASE INDUSTRIES, LLC

A.J. OSTER FOILS, LLC

A.J. OSTER CARIBE, LLC

A.J. OSTER WEST, LLC

By:
Name: Robert Micchelli
Title: Chief Financial Officer

[Signature Page to Pledge and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:
Title:
Richard Prokosch
Vice President

[Signature Page to Pledge and Security Agreement]

EXECUTION VERSION

SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization ID
A.J. Oster Caribe, LLC	LLC	Delaware	275 West Natick Road, Suite 500 Warwick, RI 02886*	2091022

A.J. Oster Foils, LLC	LLC	Delaware	275 West Natick	2089130
			Road, Suite 500
			Warwick, RI 02886*

A.J. Oster West, LLC	LLC	Delaware	275 West Natick	4457775
			Road, Suite 500
			Warwick, RI 02886*

A.J. Oster, LLC	LLC	Delaware	275 West Natick	4451108
			Road, Suite 500
			Warwick, RI 02886*

Bryan Metals, LLC	LLC	Delaware	4801 Olympia Park	4457717
			Plaza, Suite 3500,
			Louisville, KY 40241

Chase Brass and Copper Company, LLC	LLC	Delaware	14212 County	2228077
			Road M-50
			Montpelier, OH
			43543-0152

Chase Brass, LLC	LLC	Delaware	14212 County	4451109
			Road M-50
			Montpelier, OH
			43543-0152

Chase Industries, LLC	LLC	Delaware	14212 County	2228078
			Road M-50
			Montpelier, OH
			43543-0152

GBC Metals, LLC	LLC	Delaware	4801 Olympia Park	4451104
			Plaza, Suite 3500,
			Louisville, KY 40241

Global Brass and Copper Holdings, Inc.	Corporation	Delaware	475 N. Martingale	4438205
			Road, Suite 1050,
			Schaumburg, IL
			60173

Global Brass and Copper, Inc.	Corporation	Delaware	475 N. Martingale	4438214
			Road, Suite 1050,
			Schaumburg, IL
			60173

Olin Fabricated Metal Products, LLC	LLC	Delaware	4801 Olympia Park	2111635
			Plaza, Suite 3500,
			Louisville, KY 40241

*	The Chief Executive Office will move to 301 Metro Center Boulevard, Suite 204, Warwick, Rhode Island 02886 by July 2012

Schedule 5.1 - 1

EXECUTION VERSION

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name
Bryan Metals, LLC	Olin Brass

GBC Metals, LLC	Olin Brass, Somers Thin Strip, Fineweld Tube

Olin Fabricated Metal Products, LLC	Olin Brass, Fineweld Tube

Schedule 5.1 - 2

EXECUTION VERSION

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
A.J. Oster Caribe, LLC	November 14, 2007	Name changed from A.J. Oster Caribe, Inc. and converted to limited liability company from corporation.

A.J. Oster Foils, LLC	November 14, 2007	Name changed from A.J. Oster Foils, Inc. and converted to limited liability company from corporation.

A.J. Oster West, LLC	November 14, 2007	Name changed from A.J. Oster West, Inc. and converted to limited liability company from corporation.

Bryan Metals, LLC	November 14, 2007	Name changed from Bryan Metals, Inc., converted to limited liability company from corporation and changed jurisdiction of organization from Ohio to Delaware.

Chase Brass and Copper Company, LLC	November 16, 2007	Name changed from Chase Brass & Copper Company, LLC.

	November 14, 2007	Name changed from Chase Brass & Copper Company, Inc. and converted to limited liability company from corporation.

Chase Industries, LLC	November 14, 2007	Name changed from Chase Industries Inc. and converted to limited liability company from corporation.

GBC Metals, LLC	December 13, 2007	Name changed from Global Metals, LLC.

Global Brass and Copper, Inc.	November 2, 2007	Name changed from Global Brass and Copper Acquisition Co.

Olin Fabricated Metal Products, LLC	November 14, 2007	Name changed from Olin Fabricated Metal Products, Inc. and converted to limited liability company from corporation.

Schedule 5.1 - 3

EXECUTION VERSION

Prior Addresses:

Debtor/Grantor	Prior Address/City/State/Zip Code

A.J. Oster Caribe, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

A.J. Oster Foils, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

A.J. Oster West, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Bryan Metals, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

427 N. Shamrock St., East Alton, IL 62024

Chase Brass and Copper Company, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Chase Industries, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

GBC Metals, LLC	427 N. Shamrock St., East Alton, IL 62024

Global Brass and Copper, Inc.	427 N. Shamrock St., East Alton, IL 62024

Global Brass and Copper Holdings, Inc.	427 N. Shamrock St., East Alton, IL 62024

Olin Fabricated Metal Products, LLC	190 Carondelet Plaza, Suite 1530, Clayton, MO 63105
427 N. Shamrock St., East Alton, IL 62024

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement
The Grantors	The ABL Facility Documents

The Grantors	The Credit Documents (as defined in the Credit and Guaranty Agreement, dated as of August 18, 2010, by and among the Grantors, the agents and lenders from time to time party thereto, and Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent)

Schedule 5.1 - 4

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Percentage
of
Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Stock	Issuer
Global Brass and Copper Holdings, Inc.	Global Brass and Copper, Inc.	N/A	Y	2	$0.01	100	100%

Pledged LLC Interests:

					Percentage of
					Outstanding
					LLC Interests of
					the Limited
		Certificated	Certificate No.	No. of Pledged	Liability
Grantor	Limited Liability Company	(Y/N)	(if any)	Units	Company
Global Brass and Copper, Inc.	Chase Brass, LLC	N	N/A	N/A	100%

Global Brass and Copper, Inc.	GBC Metals, LLC	N	N/A	N/A	100%

Global Brass and Copper, Inc.	A.J. Oster, LLC	N	N/A	N/A	100%

GBC Metals, LLC	Bryan Metals, LLC	N	N/A	N/A	100%

GBC Metals, LLC	Olin Fabricated Metal Products, LLC	N	N/A	N/A	100%

Chase Brass, LLC	Chase Industries, LLC	N	N/A	N/A	100%

Chase Industries, LLC	Chase Brass and Copper Company, LLC	N	N/A	N/A	100%

A.J. Oster, LLC	A.J. Oster Foils, LLC	N	N/A	N/A	100%

A.J. Oster, LLC	A.J. Oster Caribe, LLC	N	N/A	N/A	100%

A.J. Oster, LLC	A.J. Oster West, LLC	N	N/A	N/A	100%

Schedule 5.2 - 1

Singapore Private Limited Company Shares:

					Percentage of
					Outstanding
		Type of	Certificated	Certificate No.	Shares of the
Grantor	Company	Interests	(Y/N)	(if any)	Issuer
GBC Metals, LLC	Olin Asia Pacific Pte Ltd (now known as GBC Metals Asia Pacific Pte. Ltd.)	Shares	Y	8(1,951,773 pledged shares)	65%

GBC Metals, LLC	Olin Asia Pacific Pte Ltd (now known as GBC Metals Asia Pacific Pte. Ltd.)	Shares	Y	9(1,050,955 unpledged shares)*	35%

Joint Venture Shares:

					Percentage of
					Outstanding
		Type of	Certificated	Certificate No.	Shares of the
Grantor	Company	Interests	(Y/N)	(if any)	Issuer
GBC Metals, LLC	DOWA-Olin Metal Corporation	Shares	N	Unnumbered (4,800 unpledged shares)*	50%

Hong Kong Limited Company Shares:

					Percentage of
					Outstanding
		Type of	Certificated	Certificate No.	Shares of the
Grantor	Company	Interests	(Y/N)	(if any)	Issuer
GBC Metals, LLC	Olin Industrial (Hong Kong) Limited	Shares	Y	7 (65 pledged shares)	65%

GBC Metals, LLC	Olin Industrial (Hong Kong) Limited	Shares	Y	8 (35 unpledged shares)*	35%

Schedule 5.2 - 2

Mexican Variable Capital Company Shares:

					Percentage of
					Outstanding
		Type of	Certificated	Certificate No.	Shares of the
Grantor	Company	Interests	(Y/N)	(if any)	Issuer
A.J. Oster, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A.de C.V.)	Fixed Capital Shares	Y	10 (3,244 pledged shares)	65%

A.J. Oster, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A.de C.V.)	Fixed Capital Shares	Y	11 (1,746 unpledged shares)*	35%

A.J. Oster, LLC	A.J.O. Global Services - Mexico, S.A.de C.V. (formerly named Olin Global Services - Mexico, S.A.de C.V.)	Fixed Capital Shares	Y	3 (33 pledged shares)	66%

A.J. Oster, LLC	A.J.O. Global Services - Mexico, S.A.de C.V. (formerly named Olin Global Services - Mexico, S.A.de C.V.)	Fixed Capital Shares	Y	4 (16 unpledged shares)*	32%

A.J. Oster West, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A.de C.V.)	Fixed Capital Shares	Y	8 (7 pledged shares)	0%

A.J. Oster West, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A. de C.V.)	Fixed Capital Shares	Y	9 (3 unpledged shares)*	0%

A.J. Oster West, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A.de C.V.)	Variable Capital Shares	Y	12 (1,521,005 pledged shares)	65%

A.J. Oster West, LLC	A.J.O. Mexico, S.A. de C.V. (formerly named Olin Mexico, S.A.de C.V.)	Variable Capital Shares	Y	13 (819,002 unpledged shares)*	35%

*	0% pledged/not part of the Collateral.

Schedule 5.2 - 3

Pledged Partnership Interests: None

Pledged Trust Interests: None

Pledged Debt: None

Schedule 5.2 - 4

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Debtor/Grantor: GBC METALS, LLC d/b/a Olin Brass

Title	Registration No.	Registration Date
Understanding copper alloys: the manufacture and use of copper and copper alloy sheet and strip / edited by J. Howard Mendenhall.	TX0000900105	1982-04-09

Debtor/Grantor: GBC METALS, LLC (as successor to registrant Olin Corporation)

Title	Registration No.	Registration Date
Olin brass alloy guide.	TX0001605891	1985-03-18

Olin brass alloy guide.	TX0001560920	1985-03-18

Olin brass alloy guide.	TX0001560919	1985-03-18

Debtor/Grantor: A.J. OSTER, LLC (as successor to registrant A.J. Oster Company)

Title	Registration No.	Registration Date
Total quality management using statistical methods: training manual / prepared by Gerald A. Emperor.	TX0003095969	1991-04-15

(B)	Patents

U.S. Patents

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/879616	2002-0044881	6632300	Granted

Utility Patent Filing	12-Jun-2001	18-Apr-2002	14-Oct-2003	12-Jun-2021

Owner: GBC Metals, LLC

Title: Copper Alloy Having Improved Stress Relaxation Resistance

United States of America	09/784547	2002-0160219	6569543	Granted

Priority Application	15-Feb-2001	31-Oct-2002	27-May-2003	09-Jun-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement

Schedule 5.2 - 5

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/948166	2002-0192486	6893742	Granted

Continuation In Part	06-Sep-2001	19-Dec-2002	17-May-2005	15-Feb-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond

United States of America	10/017863	2002-0112965	6837980	Granted

Utility Patent Filing	12-Dec-2001	22-Aug-2002	04-Jan-2005	12-Dec-2021

Owner: GBC Metals, LLC

Title: Bond Enhancement Anti-tarnish Coatings

United States of America	09/842454	2001-0027922	6689268	Granted

Divisional Filing	26-Apr-2001	11-Oct-2001	10-Feb-2004	10-Mar-2020

Owner: GBC Metals, LLC

Title: Copper Foil Composite Including A Release Layer

United States of America	09/429871		6471792	Granted

Continuation In Part	29-Oct-1999		29-Oct-2002	16-Nov-2018

Owner: GBC Metals, LLC

Title: Stress Relaxation Resistant Brass

United States of America	09/561110		6432556	Granted

Utility Patent Filing	28-Apr-2000		13-Aug-2002	28-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With A Golden Visual Appearance

United States of America	09/568375		6348544	Granted

Continuation In Part	10-May-2000		19-Feb-2002	22-Sep-2019

Owner: GBC Metals, LLC

Title: Tintable Water-Based Coating Composition

Schedule 5.2 - 6

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/522544		6346335	Granted

Priority Application	10-Mar-2000		12-Feb-2002	10-Mar-2020

Owner: GBC Metals, LLC

Title: Copper Foil Composite Including a Release Layer

United States of America	09/304803		6251199	Granted

Priority Application	04-May-1999		26-Jun-2001	04-May-2019

Owner: GBC Metals, LLC

Title: Copper Alloy Having Improved Resistance to Cracking Due to Localized Stress

United States of America	09/400771		6194513	Granted

Priority Application	22-Sep-1999		27-Feb-2001	22-Sep-2019

Owner: GBC Metals, LLC

Title: Tintable Water-Based Coating Composition

United States of America	09/213545		6183886	Granted

Continuation In Part	17-Dec-1998		06-Feb-2001	03-Apr-2018

Owner: GBC Metals, LLC

Title: Tin Coatings Incorporating Selected Elemental Additions to Reduce Discoloration

United States of America	09/160029		6164370	Granted

Divisional Filing	24-Sep-1998		26-Dec-2000	16-Jul-2013

Owner: GBC Metals, LLC

Title: Enhanced Heat Exchange Tube

United States of America	09/103681		6132528	Granted

Continuation In Part	23-Jun-1998		17-Oct-2000	18-Apr-2017

Owner: GBC Metals, LLC

Title: Iron Modified Tin Brass

Schedule 5.2 - 7

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/099297		6093265	Granted

Continuation In Part	18-Jun-1998		25-Jul-2000	22-Jul-2017

Owner: GBC Metals, LLC

Title: Copper May Having Improved Stress Relaxation

United States of America	08/877020		6083633	Granted

Continuation	16-Jun-1997		04-Jul-2000	18-Dec-2015

Owner: GBC Metals, LLC

Title: Multi-Layer Diffusion Barrier for a Tin Coated Electrical Connector

United States of America	08/814163		6067712	Granted

Continuation	10-Mar-1997		30-May-2000	15-Dec-2013

Owner: GBC Metals, LLC

Title: Heat Exchange Tube with Embossed Enhancement

United States of America	08/898694		5980656	Granted

Priority Application	22-Jul-1997		09-Nov-1999	22-Jul-2017

Owner: GBC Metals, LLC

Title: Copper Alloy with Magnesium Addition

United States of America	08/769912		5916695	Granted

Continuation In Part	09-Dec-1996		29-Jun-1999	18-Dec-2015

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

United States of America	08/300001		5494209	Granted

Continuation In Part	01-Sep-1994		27-Feb-1996	27-Feb-2013

Owner: GBC Metals, LLC

Title: Method for the Manufacture Of An Internally Enhanced Welded Tube

Schedule 5.2 - 8

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	08/591065		5882442	Granted

Utility Patent Filing	09-Feb-1996		16-Mar-1999	09-Feb-2016

Owner: GBC Metals, LLC

Title: Iron Modified Phosphor-Bronze

United States of America	08/898053		5868877	Granted

Priority Application	22-Jul-1997		09-Feb-1999	22-Jul-2017

Owner: GBC Metals, LLC

Title: Copper Alloy Having Improved Stress Relaxation

United States of America	08/382693		5489373	Granted

Priority Application	02-Feb-1995		06-Feb-1996	02-Feb-2015

Owner: GBC Metals, LLC

Title: Aqueous Zinc Solution Resistant to Precipitation

United States of America	08/233147		5486244	Granted

Continuation In Part	25-Apr-1994		23-Jan-1996	23-Jan-2013

Owner: GBC Metals, LLC

Title: Process For Improving The Bend Formability Of Copper Alloys

United States of America	08/844478		5853505	Granted

Priority Application	18-Apr-1997		29-Dec-1998	18-Apr-2017

Owner: GBC Metals, LLC

Title: Iron Modified Tin Brass

United States of America	08/879689		5800930	Granted

Continuation	24-Jun-1997		01-Sep-1998	21-Jan-2014

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Schedule 5.2 - 9

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	08/657211		5780172	Granted

Continuation In Part	03-Jun-1996		14-Jul-1998	18-Dec-2015

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

United States of America	08/449173		5730189	Granted

Continuation In Part	24-May-1995		24-Mar-1998	24-Mar-2015

Owner: GBC Metals, LLC

Title: Internally And Externally Enhanced Welded Tube

United States of America	08/744288		5688356	Granted

Priority Application	06-Nov-1996		18-Nov-1997	06-Nov-2016

Owner: GBC Metals, LLC

Title: Water-Based Urethane Adhesive

United States of America	08/529265		5681662	Granted

Priority Application	15-Sep-1995		28-Oct-1997	15-Sep-2015

Owner: GBC Metals, LLC

Title: Copper Alloy Foils for Flexible Circuits

United States of America	08/277928		5637160	Granted

Continuation In Part	20-Jul-1994		10-Jun-1997	10-Jun-2014

Owner: GBC Metals, LLC

Title: Corrosion-Resistant Bismuth Brass

United States of America	08/436894		5601665	Granted

Continuation In Part	08-May-1995		11-Feb-1997	11-Feb-2014

Owner: GBC Metals, LLC			`

Title: Process for Improving the Bend Formability of Copper Alloys

Schedule 5.2 - 10

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	08/352663		5573845	Granted

Priority Application	09-Dec-1994		12-Nov-1996	09-Dec-2014

Owner: GBC Metals, LLC

Title: Superficial Coating Layer Having Acicular Structures for Electrical Conductors

United States of America	08/432566		5565045	Granted

Continuation In Part	01-May-1995		15-Oct-1996	04-Nov-2012

Owner: GBC Metals, LLC

Title: Copper Base Alloys Having Improved Bend Formability

United States of America	08/270064		5449951	Granted

Continuation In Part	01-Jul-1994		12-Sep-1995	12-Sep-2012

Owner: GBC Metals, LLC

Title: Lead Frames with Improved Adhesion to a Polymer

United States of America	08/126862		5540378	Granted

Priority Application	27-Sep-1993		30-Jul-1996	27-Sep-2013

Owner: GBC Metals, LLC

Title: Method for the Assembly of an Electronic Package

United States of America	07/971499		5306465	Granted

Priority Application	04-Nov-1992		26-Apr-1994	04-Nov-2012

Owner: GBC Metals, LLC

Title: Copper Alloy Having High Strength and High Electrical Conductivity

United States of America	08/931696		5893953	Granted

Priority Application	16-Sep-1997		13-Apr-1999	16-Sep-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

Schedule 5.2 - 11

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/103866		6099663	Granted

Divisional Filing	24-Jun-1998		08-Aug-2000	16-Sep-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

United States of America	09/527144		6695934	Granted

Continuation	16-Mar-2000		24-Feb-2004	16-Sep-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

United States of America	09/808337	2001-0010243	6679956	Granted

Continuation In Part	14-Mar-2001	02-Aug-2001	20-Jan-2004	16-Sep-2017

Owner: GBC Metals, LLC

Title: Process for Making Copper-Tin-Zinc Alloys

*United States of America	09/923137	2002-0039542	6749699	Granted

Utility Patent Filing	06-Aug-2001	04-Apr-2002	15-Jun-2004	06-Aug-2021

Owner: GBC Metals, LLC

Title: Silver Containing Copper Alloy

United States of America	10/930316	2005-0025990	6905782	Granted

Continuation	31-Aug-2004	03-Feb-2005	14-Jun-2005	08-Sep-2020

Owner: GBC Metals, LLC

Title: Tarnish Deterring Tin Coating

United States of America	10/653582	2005-0048298	6852427	Granted

Priority Application	02-Sep-2003	03-Mar-2005	08-Feb-2005	02-Sep-2023

Owner: GBC Metals, LLC

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

Schedule 5.2 - 12

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/325036		6241831	Granted

Priority Application	07-Jun-1999		05-Jun-2001	07-Jun-2019

Owner: GBC Metals, LLC

Title: Copper Alloy

United States of America	09/800989	2001-0009168	6689232	Granted

Divisional Filing	07-Mar-2001	26-Jul-2001	10-Feb-2004	07-Jun-2019

Owner: GBC Metals, LLC

Title: Copper Alloy

United States of America	08/747014		5865910	Granted

Priority Application	07-Nov-1996		02-Feb-1999	07-Nov-2016

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

United States of America	08/780116		5820701	Granted

Continuation In Part	26-Dec-1996		13-Oct-1998	07-Nov-2016

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

United States of America	09/311038		6436206	Granted

Priority Application	01-Apr-1999		20-Aug-2002	01-Apr-2019

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

United States of America	09/123710		5916386	Granted

Divisional Filing	28-Jul-1998		29-Jun-1999	26-Dec-2016

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

Schedule 5.2 - 13

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	09/132440		5985055	Granted

Continuation	11-Aug-1998		16-Nov-1999	07-Nov-2016

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

*United States of America	10/610433	2004-0079456	7182823	Granted

Utility Patent Filing	30-Jun-2003	29-Apr-2004	27-Feb-2007	30-Jun-2023

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

United States of America	10/727920	2004-0180225	7749611	Granted

Utility Patent Filing	04-Dec-2003	16-Sep-2004	06-Jul-2010	13-May-2026

Owner: GBC Metals, LLC

Title: Peel Strength Enhancement of Copper Laminates

United States of America	09/054899		6136460	Granted

Priority Application	03-Apr-1998		24-Oct-2000	03-Apr-2018

Owner: GBC Metals, LLC

Title: Tin Coatings Incorporated Selected Elemental Additions to Reduce Discoloration

United States of America	10/962917	2005-0106408	7391116	Granted

Utility Patent Filing	12-Oct-2004	19-May-2005	24-Jun-2008	16-Jun-2025

Owner: GBC Metals, LLC

Title: Fretting and Whisker Resistant Coating System and Method

United States of America	10/965347	2005-0089709	7132158	Granted

Utility Patent Filing	14-Oct-2004	28-Apr-2005	07-Nov-2006	14-Oct-2024

Owner: GBC Metals, LLC

Title: Support Layer for Thin Copper Foil

Schedule 5.2 - 14

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration

United States of America	08/074189		5381847	Granted

Utility Patent Filing	10-Jun-1993		17-Jan-1995	10-Jun-2013

Owner: GBC Metals, LLC

Title: Vertical Casting Process

United States of America	11/593949	2007-0141380	7731831	Granted

Continuation	07-Nov-2006	21-Jun-2007	08-Jun-2010	16-Oct-2026

Owner: GBC Metals, LLC

Title: Method for Manufacturing a Composite Material Including Copper Foil and Support Layer

United States of America	08/372272		5472796	Granted

Utility Patent Filing	13-Jan-1995		05-Dec-1995	13-Jan-2015

Owner: GBC Metals, LLC

Title: Copper Alloy Clad for Coinage

United States of America	12/145420	2009-0017327	7808109	Granted

Continuation	24-Jun-2008	15-Jan-2009	05-Oct-2010	12-Oct-2024

Owner: GBC Metals, LLC

Title: Fretting And Whisker Resistant Coating System and Method

United States of America	09/907224	2002-0002232	6797764	Granted

Continuation	17-Jul-2001	3-Jan-2002	28-Sep-2004	3-Feb-2020

Owner: GBC Metals, LLC

Title: Water-Based Adhesive

Schedule 5.2 - 15

U.S. Patent Applications

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status

*United States of America	11/246966	2006-0076090		Pending

Utility Patent Filing	7-Oct-2005	13-Apr-2006

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*United States of America	11/588111	2007-0131315		Pending

Utility Patent Filing	26-Oct-2006	14-Jun-2007

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*United States of America	12/249530	2009-0098011		Pending

Utility Patent Filing	10-Oct-2008	16-Apr-2009

Owner: GBC Metals, LLC

Title: Copper Tin Nickel Phosphorus Alloys with Improved Strength and Formability and Method of Making Same

*United States of America	12/336731	2009-0183803		Pending

Utility Patent Filing	17-Dec-2008	23-Jul-2009

Owner: GBC Metals, LLC

Title: Copper Nickel Silicon Alloys

*United States of America	12/943196	2011-0165013		Pending

Utility Patent Filing	10-Nov-2010	7-Jul-2011

Owner: GBC Metals, LLC

Title: Antitarnish, Antimicrobial Copper Alloys and Surfaces Made From Such Alloys

Schedule 5.2 - 16

Foreign Patents

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Thailand	045029	33305	24281	Granted

Utility Patent Filing	20-Jul-1998	17-Jun-1999	18-Aug-2008	20-Jul-2018

Owner: Olin Corporation

Title: Copper Alloy Having Magnesium Addition

Taiwan	090115432	583321	199471	Granted

Utility Patent Filing	13-Jul-2001	11-Apr-2004	04-Apr-2011	12-Jul-2021

Owner: Olin Corporation

Title: Copper Alloy Having Improved Stress Relaxation Resistance

China (People’s Republic)	008084807	1353775	ZL008084807	Granted

Patent Cooperation Treaty	28-Mar-2008	12-Jun-2002	03-Mar-2004	28-Mar-2020

Owner: GBC Metals, LLC

Title: Copper Alloy Having Improved Resistance To Cracking

Korea, Republic of	1020017014043		709908	Granted

Patent Cooperation Treaty	28-Mar-2000	24-Apr-2007	16-Apr-2007	28-Nov-2000

Owner: GBC Metals, LLC

Title: Copper Alloy With Improved Resistance To Cracking

Germany	984019158	0908526	0908526	Granted

European Patent Convention	27-Jul-1998	14-Apr-1999	22-Oct-2003	27-Jul-2018

Owner: Olin Corporation

Title: Copper Alloy And Process For Obtaining Same

Mexico	993694		204358	Granted

Patent Cooperation Treaty	24-Jun-1998		25-Sep-2001	24-Jun-2018

Owner: Waterbury Rolling Mills, Inc.

Title: Copper Alloy And Process For Obtaining Same

Schedule 5.2 - 17

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Taiwan	087111196	474998	150859	Granted

Utility Patent Filing	10-Jul-1998	01-Feb-2002	01-Feb-2002	10-Jul-2018

Owner: GBC Metals, LLC

Title: Copper Alloy And Process For Obtaining Same

Japan	2000120491	2000355721	3872932	Granted

Utility Patent Filing	21-Apr-2000	26-Dec-2000	27-Oct-2006	21-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With Improved Resistance To Cracking

Taiwan	089105933	500814	161790	Granted

Utility Patent Filing	30-Mar-2000	01-Sep-2002	01-Sep-2002	30-Mar-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With Improved Resistance To Cracking

France	001074053	1050594	1050594	Granted

European Patent Convention	05-Apr-2000	08-Nov-2000	26-Mar-2003	05-Apr-2020

Owner: Olin Corporation

Title: Copper Alloy With Improved Resistance To Cracking

Germany	001074053	1050594	600017621	Granted

European Patent Convention	05-Apr-2000	08-Nov-2000	26-Mar-2003	05-Apr-2020

Owner: Olin Corporation

Title: Copper Alloy With Improved Resistance To Cracking

Hong Kong	011005084	1029813	1029813	Granted

Registration of EP Patent	05-Apr-2000	12-Apr-2001	26-Sep-2003	05-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With Improved Resistance To Cracking

Schedule 5.2 - 18

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Italy	001074053	1050594	1050594	Granted

European Patent Convention	05-Apr-2000	08-Nov-2000	26-Mar-2003	05-Apr-2020

Owner: Olin Corporation

Title: Copper Alloy With Improved Resistance To Cracking

United Kingdom	001074053	1050594	1050594	Granted

European Patent Convention	05-Apr-2000	08-Nov-2000	26-Mar-2003	05-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With Improved Resistance To Cracking

Taiwan	090119333	I237665	I237665	Granted

Utility Patent Filing	8-Aug-2001	11-Aug-2005	11-Aug-2005	07-Aug-2021

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

Hong Kong	021044889	1042732	1042732	Granted

Utility Patent Filing	17-Jun-2002	23-Apr-2004	23-Apr-2004	08-Aug-2021

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

Canada	2416574	2416574	2416574	Granted

Patent Cooperation Treaty	07-Aug-2001	14-Feb-2002	31-May-2011	07-Aug-2021

Owner: Global Metals, LLC

Title: Silver Containing Copper Alloy

China (People’s Republic)	0818130291	1455823A	018130291	Granted

Patent Cooperation Treaty	07-Aug-2001	12-Nov-2003	28-Feb-2007	07-Aug-2021

Owner: Global Metals, LLC

Title: Silver Containing Copper Alloy

Schedule 5.2 - 19

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Korea, Republic of	1020037001373	100842726	842726	Granted

Patent Cooperation Treaty	29-Jan-2003	01-Jul-2008	25-Jun-2008	07-Aug-2021

Owner: Global Metals, LLC

Title: Silver Containing Copper Alloy

Mexico	PA02003000958		234235	Granted

Patent Cooperation Treaty	07-Aug-2001		08-Feb-2006	07-Aug-2021

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

Poland	P365670	PL365670	196643	Granted

Patent Cooperation Treaty	07-Aug-2001	10-Jan-2005	24-May-2007	07-Aug-2021

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

Mexico	993789		209957	Granted

Patent Cooperation Treaty	05-Aug-1997		26-Aug-2002	05-Aug-2017

Owner: Waterbury Rolling Mills, Inc.

Title: Copper Alloy and Process for Obtaining Same

Poland	P322198		185531	Granted

Utility Patent Filing	19-Sep-1997		14-Jan-2003	19Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Mexico	012897		221284	Granted

Patent Cooperation Treaty	05-Aug-1997		07-Jul-2004	05-Aug-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Japan	2004297598		3290887	Granted

Divisional Filing	26-Dec-1996		23-Feb-2007	26-Dec-2016

Owner: Waterbury Rolling Mills, Inc.

Title: Copper Alloy and Process for Obtaining Same

Schedule 5.2 - 20

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*China (People’s Republic)	038174324	CN1671877A	038174324	Granted

Patent Corporation Treaty	01-Jul-2003	21-Sep-2005	27-Jun-2007	01-Jul-2023

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*Taiwan	092118410	I327601	I327601	Granted

Utility Patent Filing	04-Jul02003	21-Jul-2010	21-Jul-2010	04-Jul-2023

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*Mexico	PAa2005000148		254683	Granted

Divisional Filing	01-Jul-2003		14-Feb-2008	01-Jul-2023

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Germany	011058864	1133220	1133220	Granted

European Patent Convention	09-Mar-2001	21-Apr-2004	11-May-2011	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement (Thin Peelable Foil)

Luxembourg	011058864	1133220	1133220	Granted

European Patent Convention	09-Mar-2001	21-Apr-2004	11-May-2011	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement (Thin Peelable Foil

Netherlands	011058864	1133220	1133220	Granted

European Patent Convention	09-Mar-2001	21-Apr-2004	11-May-2011	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement (Thin Peelable Foil)

Schedule 5.2 - 21

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
United Kingdom	011058864	1133220	1133220	Granted

European Patent Convention	09-Mar-2001	21-Apr-2004	11-May-2011	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement (Thin Peelable Foil)

Hong Kong	021019559	CN1323695A	HK1040960	Granted

Utility Patent Filing	14-Mar-2002	28-Jun-2002	07-Sep-2007	09-Mar-2021

Owner: GBC Metals, LLC

Title: A Composite Material

Taiwan	091120438	545093	182617	Granted

Utility Patent Filing	09-Sep-2002	01-Aug-2003	01-Aug-2003	09-Sep-2022

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Japan	2003526674	2005502496	4383863	Granted

Patent Cooperation Treaty	30-Aug-2002	27-Jan-2005	02-Oct-2009	30-Aug-2022

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Japan	512688/93		3070862	Granted

Patent Cooperation Treaty	08-Jan-1993		26-May-2000	08-Jan-2013

Owner: GBC Metals, LLC

Title: Lead Frame with Improved Adhesion

China (People’s Republic)	8083622	1353772	ZL008083622	Granted

Patent Cooperation Treaty	06-Apr-2000	12-Jun-2002	02-Nov-2005	06-Apr-2020

Owner: Olin Corporation

Title: Copper Alloy With A Golden Visual Appearance

Schedule 5.2 - 22

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Belgium	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	16-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Finland	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	16-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

France	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	16-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Germany	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	17-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Italy	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	16-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

United Kingdom	974021446	0841408	0841408	Granted

Utility Patent Filing	16-Sep-1997	03-Mar-1999	28-Nov-2001	16-Sep-2017

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Schedule 5.2 - 23

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Malaysia	PI20015780		MY138677	Granted

Utility Patent Filing	20-Dec-2001		31-Jul-2009	20-Dec-2021

Owner: GBC Metals, LLC

Title: Bond Enhancement Antitarnish Coatings

Taiwan	090131681	I238203	I238203	Granted

Utility Patent Filing	20-Dec-2001	21-Aug-2005	21-Aug-2005	20-Dec-2021

Owner: Olin Corporation

Title: Bond Enhancement Antitarnish Coatings

China (People’s Republic)	018207928	248975	ZL018207928	Granted

Utility Patent Filing	20-Dec-2001	08-Feb-2006	08-Feb-2006	20-Dec-2021

Owner: Olin Corporation

Title: Bond Enhancement Antitarnish Coatings

Japan	2002551103	2004516380	4067965	Granted

Patent Cooperation Treaty	20-Dec-2001	03-Jun-2004	18-Jan-2008	20-Dec-2021

Owner: GBC Metals, LLC

Title: Bond Enhancement Antitarnish Coatings

Singapore	2003033354		97502	Granted

Patent Cooperation Treaty	20-Dec-2001		30-Sep-2004	20-Dec-2021

Owner: GBC Metals, LLC

Title: Bond Enhancement Antitarnish Coatings

China (People’s Republic)	98801212X	1237212	ZL98801212X	Granted

Utility Patent Filing	24-Jun-2998	01-Dec-1999	13-Mar-2002	24-Jun-2018

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Schedule 5.2 - 24

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Korea, Republic of	1019997002382		0349934	Granted

Patent Cooperation Treaty	19-Mar-1999		10-Aug-2002	05-Aug-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

Taiwan	086119752	507013	166690	Granted

Utility Patent Filing	24-Dec-1997	21-Oct-2002	21-Oct-2002	24-Dec-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

Hong Kong	00102312.7	1023372B	1023372	Granted

Utility Patent Filing	18-Apr-2000	26-Sep-2003	26-Sep-2003	05-Aug-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

Japan	9-300478		3626583	Granted

Utility Patent Filing	31-Oct-1997		10-Dec-2004	31-Oct-2017

Owner: GBC Metals, LLC

Title: Copper Alloy and Process for Obtaining Same

China (Peoples Republic)	998077259	1314956	ZL998077259	Granted

Patent Cooperation Treaty	12-May-1999	26-Sep-2001	22-Jan-2003	12-May-2019

Owner: Olin Corporation

Title: Iron Modified Tin Brass

Japan	2004536112		4590264	Granted

Patent Cooperation Treaty	11-Mar-2005		17-Sep-2010	05-Sep-2023

Owner: GBC Metals, LLC

Title: Age-Hardening Copper-Base Alloy and Processing

Schedule 5.2 - 25

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
China (Peoples Republic)	008027811	1353774	008027811	Granted

Patent Cooperation Treaty	19-May-2000	12-Jun-2002	29-Dec-2004	19-May-2020

Owner: Olin Corporation

Title: Copper Alloy and Process for Obtaining Same

Poland	P353734		193301	Granted

Patent Cooperation Treaty	19-May-2000		14-Jun-2006	19-May-2000

Owner: Olin Corporation

Title: Copper Alloy

*Canada	2490799	2490799	2490799	Granted

Patent Cooperation Treaty	01-Jul-2003	15-Jan-2004	24-Jan-2012	01-July-2023

Owner: Global Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Taiwan	092134380	I337207	I337207	Granted

Utility Patent Filing	05-Dec-2003	11-Feb-2011	11-Feb-2011	05-Dec-2023

Owner: Olin Corporation

Title: Peel Strength Enhancement of Copper Laminates

Japan	2004559288	2006508837	4686194	Granted

Patent Cooperation Treaty	16-Mar-2006	16-Mar-2006	18-Feb-2011	05-Dec-2023

Owner: GBC Metals, LLC

Title: Peel Strength Enhancement of Copper Laminates

Korea, Republic of	20057010177		101096638	Granted

Patent Cooperation Treaty	05-Dec-2003		14-Dec-2011	05-Dec-2023

Owner: GBC Metals, LLC

Title: Peel Strength Enhancement of Copper Laminates

Schedule 5.2 - 26

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Singapore	2005035969		112623	Granted

Patent Cooperation Treaty	05-Dec-2003		17-Jul-2007	05-Dec-2023

Owner: GBC Metals, LLC

Title: Peel Strength Enhancement of Copper Laminates

China (People Republic)	011164964	CN1323695A	011164964	Granted

Utility Patent Filing	09-Mar-2001	28-Nov-2001	10-Jan-2007	09-Mar-2021

Owner: Olin Corporation

Title: Peelable Thin Foil

Malaysia	PI20011101		MY120403A	Granted

Utility Patent Filing	09-Mar-2001		31-Oct-2005	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement

Taiwan	090105554	591991	202620	Granted

Utility Patent Filing	09-Mar-2001	11-Jun-2004	11-Jun-2004	09-Mar-2021

Owner: GBC Metals, LLC

Title: Copper Foil With Low Profile Bond Enhancement

Mexico	933962		183625	Granted

Utility Patent Filing	30-Jun-1993		19-Dec-1996	30-Jun-2013

Owner: Olin Corporation

Title: Machinable Copper Alloys Having Reduced Lead Content

Korea, Republic of	1020000018771		390591	Granted

Utility Patent Filing	06-Apr-2000		26-Dec-2003	06-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy with a Golden Visual Appearance

Schedule 5.2 - 27

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Canada	2240239	2240239	2240239	Granted

Utility Patent Filing	10-Jun-1998	10-Dec-1999	01-Dec-2009	10-Jun-2018

Owner: Global Metals, LLC

Title: Tin Coated Electrical Connector

Malaysia	PI95001491		MY114175A	Granted

Utility Patent Filing	04-Oct-1990		30-Aug-2002	30-Aug-2017

Owner: GBC Metals, LLC

Title: Method And Composition For Depositing A Chromium Zinc Anti-Tarnish Coating On Copper Foil

Korea, Republic of	94702467		286631	Granted

Patent Cooperation Filing	08-Jan-1993		16-Jan-2001	08-Jan-2013

Owner: GBC Metals, LLC

Title: Lead Frames with Improved Adhesion

Canada	2307493	2307493	2307493	Granted

Utility Patent Filing	04-May-2000	05-May-2000	24-Feb-2009	04-May-2020

Owner: Global Metals, LLC

Title: Copper Alloy With A Golden Visual Appearance

Japan	2000142556		3396658	Granted

Utility Patent Filing	06-Apr-2000		07-Feb-2003	06-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With A Golden Visual Appearance

Mexico	003472		221386	Granted

Utility Patent Filing	06-Apr-2000		09-Jul-2004	06-Apr-2020

Owner: Olin Corporation

Title: Copper Alloy With A Golden Visual Appearance

Schedule 5.2 - 28

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
France	009217779	1185718	1185718	Granted

European Patent – PCT	06-Apr-2000	13-Mar-2002	25-Jun-2003	06-Apr-2020
Originated

Owner: Olin Corporation

Title: Copper Alloy With A Golden Visual Appearance

Germany	009217779	1185718	1185718	Granted

European Patent – PCT	06-Apr-2000	13-Mar-2002	25-Jun-2003	06-Apr-2020
Originated

Owner: Olin Corporation

Title: Copper Alloy With A Golden Visual Appearance

Hong Kong	021028059		HK1041297	Granted

PCT Extension	06-Apr-2000		10-Oct-2003	06-Apr-2020

Owner: GBC Metals, LLC

Title: Copper Alloy With A Golden Visual Appearance

Italy	009217779	1185718	1185718	Granted

European Patent – PCT	06-Apr-2000	13-Mar-2002	25-Jun-2003	06-Apr-2020
Originated

Owner: Olin Corporation

Title: Copper Alloy With A Golden Visual Appearance

United Kingdom	009217779	1185718	1185718	Granted

European Patent – PCT	06-Apr-2000	13-Mar-2002	25-Jun-2003	06-Apr-2020
Originated

Owner: GBC Metals, LLC

Title: Copper Alloy With A Golden Visual Appearance

Schedule 5.2 - 29

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Japan	199598889		3803981	Granted

Utility Patent Filing	24-Apr-1995		19-May-2006	06-Apr-2015

Owner: Olin Corporation

Title: Process for Improving the Bend Formability of Copper Alloys

Malaysia	PI9605297		MY112350A	Granted

Utility Patent Filing	17-Dec-1996		31-May-2001	17-Dec-2016

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Thailand	034802		17898	Granted

Utility Patent Filing	17-Dec-1996		07-Dec-2004	17-Dec-2016

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Korea, Republic of	19980704602		467896	Granted

Utility Patent Filing	10-Dec-1996		14-Jan-2005	10-Dec-2016

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Japan	1997522901		3727069	Granted

Utility Patent Filing	10-Dec-1996		07-Oct-2005	10-Dec-2016

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Taiwan	093131231	258826	258826	Granted

Utility Patent Filing	14-Oct-2004	21-Jul-2006	21-Jul-2006	13-Oct-2024

Owner: Olin Corporation

Title: Fretting and Whisker Resistant Coating System and Method

Schedule 5.2 - 30

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Taiwan	093132018	I263464	I263464	Granted

Utility Patent Filing	21-Oct-2004	01-Oct-2006	01-Oct-2006	20-Oct-2024

Owner: Olin Corporation

Title: Support Layer for Thin Copper Foil

China (People’s Republic)	038244713	1688732	ZL038244713	Granted

Patent Cooperation Treaty	05-Sep-2003	26-Oct-2005	15-Jan-2010	05-Sep-2023

Owner: GBC Metals, LLC

Title: Age-Hardening Copper-Base Alloy And Processing

Japan	2005143106		4427487	Granted

Divisional Filing	10-Dec-1996	10-Mar-2010	18-Dec-2009	10-Dec-2016

Owner: GBC Metals, LLC

Title: Tin Coated Electric Connector

Japan	1997512007		3544672	Granted

Patent Cooperation Treaty	05-Sep-1996		16-Apr-2004	05-Sep-2016

Owner: GBC Metals, LLC

Title: Copper Alloy Foils for Flexible Circuits

Korea, Republic of	98701917		441185	Granted

Patent Cooperation Treaty	05-Sep-1996		12-Jul-2004	05-Sep-2016

Owner: GBC Metals, LLC

Title: Copper Alloy Foils for Flexible Circuits

Singapore	98022247		51791	Granted

Patent Cooperation Treaty	05-Sep-1996		25-Jan-2000	05-Sep-2016

Owner: GBC Metals, LLC

Title: Copper Alloy Foils for Flexible Circuits

Schedule 5.2 - 31

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
United Kingdom	95010757	2285813	2285813	Granted

Utility Patent Filing	19-Jan-1995	26-Jul-1995	11-Nov-1997	20-Jan-2015

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Japan	19957503		3459964	Granted

Utility Patent Filing	20-Jan-1995		15-Aug-2003	20-Jan-2015

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Korea, Republic of	1019950000902		407732	Granted

Utility Patent Filing	20-Jan-1995		19-Nov-2003	20-Jan-2015

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Malaysia	PI9500075		MY111671A	Granted

Utility Patent Filing	12-Jan-1995		31-Oct-2000	31-Oct-2015

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Taiwan	083111508	317575	089838	Granted

Utility Patent Filing	10-Dec-1994	11-Oct-1997	11-Oct-1997	09-Dec-2014

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Hong Kong	981051429		1006065	Granted

Utility Patent Filing	10-Jun-1998		19-Jan-1999	19-Jan-2015

Owner: GBC Metals, LLC

Title: Nodular Copper/Nickel Alloy Treatment for Copper Foil

Schedule 5.2 - 32

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Ching (People’s Republic)	2009101732701	CN101695215	ZL2009101732701	Granted

Divisional Filing	22-Sep-2009	14-Apr-2010	07-Mar-2012	30-Aug-2022

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Singapore	20040080207		102899	Granted

Patent Cooperation Treaty	30-Aug-2002		15-Jun-2006	30-Aug-2022

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Germany	939035317	0621981	0621981	Granted

European Patent – PCT	08-Jan-1993	02-Nov-1994	05-Sep-2001	08-Jan-2013
Originated

Owner: Olin Corporation

Title: Lead Frames With Improved Adhesion

Singapore	2006013247	119962	119962	Granted

Patent Cooperation Treaty	03-Jan-2006	28-Mar-2006	30-May-2008	31-Aug-2024

Owner: GBC Metals, LLC

Title: Chromium – Free Antitarnish Adhesion Promoting Treatment Composition

China (People’s Republic)	ZL931143616	1101081	931143616	Granted

Utility Patent Filing	04-Nov-1993	05-Apr-1995	07-Oct-1998	04-Nov-2013

Owner: Olin Corporation

Title: Copper Alloy Having High Strength And Conductivity

Schedule 5.2 - 33

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*Finland	011191608	1179606	1179606	Granted

European Patent – PCT	08-Aug-2001	13-Feb-2002	22-Oct-2003	08-Aug-2021
Originated Filing

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

*France	011191608	1179606	1179606	Granted

European Patent – PCT	08-Aug-2001	13-Feb-2002	22-Oct-2003	08-Aug-2021
Originated Filing

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

*Germany	011191608	1179606	601010264	Granted

European Patent – PCT	08-Aug-2001	14-Aug-2002	22-Oct-2003	08-Aug-2021
Originated

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

*Italy	011191608	1179606	1179606	Granted

European Patent – PCT	08-Aug-2001	13-Feb-2002	22-Oct-2003	08-Aug-2021
Originated

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

*Spain	011191608	1179606	1179606	Granted

European Patent – PCT	08-Aug-2001	13-Feb-2002	22-Oct-2003	08-Aug-2021
Originated

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

Schedule 5.2 - 34

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*United Kingdom	011191608	1179606	1179606	Granted

European Patent – PCT	08-Aug-2001	13-Feb-2002	22-Oct-2003	08-Aug-2021
Originated

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

France	969443225	0869867	0869867	Granted

European Patent – PCT	10-Dec-1996	14-Oct-1998	03-Jul-2002	10-Dec-2016
Originated

Owner: Olin Corporation

Title: Tin Coated Electrical Connector

Germany	969443225	0869867	0869867	Granted

European Patent – PCT	10-Dec-1996	14-Oct-1998	03-Jul-2002	10-Dec-2016
Originated

Owner: Olin Corporation

Title: Tin Coated Electrical Connector

Italy	969443225	0869867	0869867	Granted

European Patent – PCT	10-Dec-1996	14-Oct-1998	03-Jul-2002	10-Dec-2016
Originated

Owner: Olin Corporation

Title: Tin Coated Electrical Connector

Japan	2006535451	2007520053	4708357	Granted

Patent Cooperation Treaty	14-Apr-2006	19-Jul-2007	25-Mar-2011	13-Oct-2024

Owner: GBC Metals, LLC

Title: Fretting and Whisker Resistant Coating System and Method

Schedule 5.2 - 35

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
China (People’s Republic)	2004800336106	CN101142674	ZL2004800336106	Granted

Patent Cooperation Treaty	15-May-2006	12-Mar-2008	17-Mar-2010	13-Oct-2024

Owner: GBC Metals, LLC

Title: Fretting and Whisker Resistant Coating System and Method

China (People’s Republic)	2004800313903	CN1871376A	ZL2004800313903	Granted

Patent Cooperation Treaty	24-Apr-2006	29-Nov-2006	29-Sep-10	15-Oct-2024

Owner: GBC Metals, LLC

Title: Support Layer For Thin Copper Foil

Hong Kong	071027974	1097578A	HK1097578	Granted

Utility Patent Filing	15-Mar-2007	29-Jun-2007	25-Mar-2011	15-Mar-2007

Owner: GBC Metals, LLC

Title: Support Layer For Thin Copper Foil

Japan	2006536681	2007512973	4590410	Granted

Patent Cooperation Treaty	24-Apr-2006	24-May-2007	17-Sep-2010	15-Oct-2024

Owner: GBC Metals, LLC

Title: Support Layer For Thin Copper Foil

Japan	51145		3273613	Granted

Patent Cooperation Treaty	21-Oct-1993		01-Feb-2002	21-Oct-2013

Owner: GBC Metals, LLC

Title: Copper Alloy Having High Strength And Conductivity And Method Of Manufacturing Thereof

Mexico	963069		208389	Granted

Utility Patent Filing	03-Nov-1993		14-Jun-2002	03-Nov-2013

Owner: Olin Corporation

Title: Copper Alloy Having High Strength And Conductivity

Schedule 5.2 - 36

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Korea, Republic of	1019950009696		360131	Granted

Utility Patent Filing	25-Apr-1994		25-Oct-2002	25-Apr-2014

Owner: GBC Metals, LLC

Title: Process For Improving The Bend Formability Of Copper Alloys

Mexico	971567		198608	Granted

Patent Cooperation Treaty	15-Aug-1995		14-Sep-2000	15-Aug-2015

Owner: Olin Corporation

Title: Apparatus And Method For The Manufacture Of Internally Enhanced Welded Tubing

Mexico	951893		186427	Granted

Utility Patent Filing	24-Apr-1995		14-Oct-1997	24-Apr-2015

Owner: Olin Corporation

Title: Process For Improving The Bend Formability Of Copper Alloys

France	939243762	0666931	0666931	Granted

European Patent – PCT	21-Oct-1993	16-Aug-1995	29-Dec-1999	21-Oct-2013
Originated

Owner: Olin Corporation

Title: Copper Alloy Having High Strength And Conductivity And Method Of Manufacturing Thereof

Germany	939243762	0666931	0666931	Granted

European Patent – PCT	21-Oct-1993	16-Aug-1995	29-Dec-1999	21-Oct-2013
Originated

Owner: Olin Corporation

Title: Copper Alloy Having High Strength And Conductivity And Method Of Manufacturing Thereof

Schedule 5.2 - 37

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Italy	939243762	0666931	0666931	Granted

European Patent – PCT	21-Oct-1993	16-Aug-1995	29-Dec-1999	21-Oct-2013
Originated

Owner: Olin Corporation

Title: Copper Alloys Having High Strength And Conductivity And Method Of Manufacturing Thereof

Mexico	936833		182908	Granted

Utility Patent Filing	03-Nov-1993		09-Oct-1996	03-Nov-2013

Owner: Olin Corporation

Title: Copper Alloy Having High Strength And Conductivity

Taiwan	082109393	273576	077301	Granted

Utility Patent Filing	09-Nov-1993	01-Apr-1996	01-Apr-1996	09-Nov-2013

Owner: GBC Metals, LLC

Title: Copper Alloy Having High Strength And Conductivity

Singapore	2006054621		124771	Granted

Patent Cooperation Treaty	11-Aug-2006		31-Jul-2008	19-May-2024

Owner: GBC Metals, LLC

Title: Laser Ablation Resistant Copper Foil

Taiwan	085115542	315530	089287	Granted

Utility Patent Filing	17-Dec-1996	11-Sep-1997	11-Sep-1997	16-Dec-2016

Owner: Olin Corporation

Title: The Coated Electrical Connector

Schedule 5.2 - 38

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*Mexico	MXa2008000735		284989	Granted

Divisional Filing	01-Jul-2003		24-Mar-2011	01-Jul-2023

Owner: Global Brass and Copper, Inc.

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Hong Kong	081101972	118950A	HK1118950	Granted

Registration of China Patent	12-Sep-2008	20-Feb-2009	27-Aug-2010	13-Oct-2024

Owner: Global Brass and Copper, Inc.

Title: Fretting And Whisker Resistant Coating System And Method

Foreign Patent Applications

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status
*Japan	2007268003	2008057046		Published

Utility Patent Filing	8-Aug-01	13-Mar-08

Owner: GBC Metals, LLC

Title: Silver Containing Copper Alloy

*Thailand	067540	56297		Published

Utility Patent Filing	8-Aug-01	5-Apr-03

Owner: Olin Corporation

Title: Silver Containing Copper Alloy

*China (People’s Republic)	2007100890982	CN101041868A		Published

Utility Patent Filing	1-Jul-03	26-Sep-07

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Schedule 5.2 - 39

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*European Patent Convention	037630720	1520054		Published

Utility Patent Filing	1-Jul-03	6-Apr-05

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*Thailand	083567	65874		Published

Utility Patent Filing	4-Jul-03	27-Dec-04

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*Japan	2004519717	2005532477		Published

Utility Patent Filing	1-Jul-03	27-Oct-05

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

*European Patent Convention	027595024	56297		Published

Utility Patent Filing	30-Aug-02	5-Apr-03

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Hong Kong	051001333	1067589A		Published

Utility Patent Filing	30-Aug-02	15-Apr-05

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

European Patent Convention	019915925	EP1355745		Published

Utility Patent Filing	20-Dec-01	27-Jun-02

Owner: GBC Metals, LLC

Title: Bond Enhancement Antitarnish Coatings

Hong Kong	031094574	1057019A		Published

Utility Patent Filing	30-Dec-03	12-Mar-04

Owner: GBC Metals, LLC

Title: Bond Enhancement Antitarnish Coatings

Schedule 5.2 - 40

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Malaysia	PI20043563			Pending

Utility Patent Filing	1-Sep-04

Owner: GBC Metals, LLC

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

Taiwan	093126569			Pending

Utility Patent Filing	2-Sep-04

Owner: Olin Corporation

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

Hong Kong	51086983	1074649A		Published

Utility Patent Filing	30-Sep-05	18-Nov-05

Owner: GBC Metals, LLC

Title: Age Hardening Copper Base Alloy and Processing

Malaysia	PI20033488			Pending

Utility Patent Filing	12-Sep-03

Owner: GBC Metals, LLC

Title: Age-Hardening Copper-Base Alloy and Processing

*Canada	2497819	2497819		Published

Utility Patent Filing	5-Sep-03	25-Mar-04

Owner: Global Metals, LLC

Title: Age-Hardening Copper-Base Alloy and Processing

*European Patent Convention	37544525	1537249		Published

Utility Patent Filing	5-Sep-03	25-Mar-04

Owner: GBC Metals, LLC

Title: Age-Hardening Copper-Base Alloy and Processing

*Hong Kong	051086974	1074648		Published

Utility Patent Filing	30-Sep-05	18-Nov-05

Owner: GBC Metals, LLC

Title: Age-Hardening Copper-Based Alloy and Processing

Schedule 5.2 - 41

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
*Thailand	85198	65297		Published

Utility Patent Filing	12-Sep-03	3-Dec-04

Owner: Olin Corporation

Title: Age-Hardening Copper-Base Alloy and Processing

European Patent Convention	037966496	1579031		Published

Utility Patent Filing	5-Dec-03	28-Sep-05

Owner: Olin Corporation

Title: Peel Strength Enhancement of Copper Laminates

European Patent Convention	011294444	1203654		Published

Utility Patent Filing	10-Dec-96	8-May-02

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Hong Kong	021046618	1042869A		Published

Utility Patent Filing	22-Jun-02	30-Aug-02

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Malaysia	PI20044243			Pending

Utility Patent Filing	14-Oct-04

Owner: GBC Metals, LLC

Title: Fretting and Whisker Resistant Coating System and Method

Thailand	094537	87269		Published

Utility Patent Filing	14-Oct-04	31-Oct-07

Owner: Olin Corporation

Title: Fretting and Whisker Resistant Coating System and Method

Schedule 5.2 - 42

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Germany	196815665			Pending

Utility Patent Filing	5-Sep-96

Owner: Olin Corporation

Title: Copper Alloy Foils for Flexible Circuits

China (People’s Republic)	2004800289938	CN1953868A		Published

Utility Patent Filing	31-Aug-04	25-Apr-07

Owner: Olin Corporation

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

European Patent Convention	047826250	EP1709215		Published

Utility Patent Filing	31-Mar-06	10-Mar-05

Owner: GBC Metals, LLC

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

Korea, Republic of	1020067004381			Pending

Utility Patent Filing	2-Mar-06

Owner: GBC Metals, LLC

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

Korea, Republic of	1020067009215			Pending

Utility Patent Filing	11-May-06

Owner: GBC Metals, LLC

Title: Fretting And Whisker Resistant Coating System And Method

Canada	2543594			Pending

Utility Patent Filing	27-Jul-06

Owner: GBC Metals, LLC

Title: Support Layer For Thin Copper Foil

India	1793CHENP2006			Published

Utility Patent Filing	22-May-06	6-Jul-07

Owner: Olin Corporation

Title: Support Layer For Thin Copper Foil

Schedule 5.2 - 43

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Thailand	0701003845	95395		Published

Utility Patent Filing	20-Jul-98	30-Apr-09

Owner: Olin Corporation

Title: Copper Alloy Having Magnesium Addition

Hong Kong	071115183	1107056A		Published

Utility Patent Filing	31-Aug-04	28-Mar-08

Owner: GBC Metals, LLC

Title: Chromium-Free Antitarnish Adhesion Promoting Treatment Composition

*Hong Kong	081022825	1111442A		Published

Utility Patent Filing	29-Feb-08	8-Aug-08

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Thailand	0801005213	110909		Published

Utility Patent Filing	10-Oct-08	21-Nov-11

Owner: GBC Metals, LLC

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength And Formability And Method Of Making Same

Taiwan	097139291			Pending

Utility Patent Filing	13-Oct-08

Owner: GBC Metals, LLC

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength And Formability And Method Of Making Same

* Thailand	0801006580	112093		Published

Utility Patent Filing	19-Dec-08	15-Feb-12

Owner: GBC Metals, LLC

Title: Copper-Nickel-Silicon Alloys

Japan	2008329137	2009076473		Published

Utility Patent Filing	25-Dec-08	9-Apr-09

Owner: GBC Metals, LLC

Title: Tin Coated Electrical Connector

Schedule 5.2 - 44

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
* Taiwan	097149976			Pending

Utility Patent Filing	19-Dec-08

Owner: GBC Metals, LLC

Title: Copper-Nickel-Silicon Alloys

* Korea, Republic of	1020087030326			Pending

Utility Patent Filing	1-Jul-03

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel & Silicon

* China (People’s Republic)	2009102637348	CN101792872A		Published

Utility Patent Filing	30-Dec-09	4-Aug-10

Owner: GBC Metals, LLC

Title: Copper Alloy Containing Cobalt, Nickel & Silicon

Japan	2010021788	2010111951		Published

Utility Patent Filing	3-Feb-10	20-May-10

Owner: Olin Corporation

Title: Chromium - Free Antitarnish Adhesion Promoting Treatment Composition

Mexico	MXA2010003995			Published

Utility Patent Filing	12-Apr-10	27-Oct-10

Owner: Global Brass and Copper, Inc.

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength and Formability and Method of Making Same

European Patent Convention	088376157	2215278		Published

Utility Patent Filing	10-May-10	11-Aug-10

Owner: GBC Metals, LLC

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength and Formability and Method of Making Same

Schedule 5.2 - 45

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Japan	2010529100	2011500963		Published

Utility Patent Filing	12-Apr-10	6-Jan-11

Owner: Global Brass and Copper, Inc.

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength and Formability and Method of Making Same

Canada	2702358			Pending

Utility Patent Filing	12-Apr-10

Owner: GBC Metals, LLC

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength and Formability and Method of Making Same

China (People’s Republic)	2008801137790	CN101874122A		Published

Utility Patent Filing	28-Apr-10	27-Oct-10

Owner: Global Brass and Copper, Inc.

Title: Copper Tin Nickel Phosphorus Alloys With Improved Strength and Formability and Method of Making Same

* Japan	2010539878			Pending

Utility Patent Filing	21-Jun-10

Owner: Global Brass and Copper, Inc.

Title: Copper-Nickel-Silicon Alloys

* China (People’s Republic)	2008801252801	CN101939452		Published

Utility Patent Filing	21-Jul-10	5-Jan-11

Owner: GBC Metals, LLC

Title: Copper-Nickel-Silicon Alloys

* India	3830CHENP2010			Pending

Utility Patent Filing	21-Jun-10

Owner: Global Brass and Copper, Inc.

Title Copper-Nickel-Silicon Alloys

* Korea, Republic of	1020107016153			Pending

Utility Patent Filing	20-Jul-10

Owner: Global Brass and Copper, Inc.

Title: Copper-Nickel-Silicon Alloys

Schedule 5.2 - 46

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
* Mexico	MXA2010006990			Pending

Utility Patent Filing	21-Jun-10

Owner: GBC Metals, LLC

Title: Copper-Nickel-Silicon Alloys

* Canada	2710311			Pending

Utility Patent Filing	21-Jun-10

Owner: GBC Metals, LLC

Title: Copper-Nickel-Silicon Alloys

* Malaysia	PI2010002957			Pending

Utility Patent Filing	21-Jun-10

Owner: Global Brass and Copper, Inc.

Title: Copper-Nickel-Silicon Alloys

Japan	2010143456	2010232681		Published

Utility Patent Filing	24-Jun-10	14-Oct-10

Owner: Olin Corporation

Title: Fretting and Whisker Resistant Coating System and Method

Japan	2010159471	2010272882		Published

Utility Patent Filing	14-Jul-10	2-Dec-10

Owner: Olin Corporation

Title: Support Layer For Thin Copper Foil

* Japan	2010180707	2010275640		Published

Utility Patent Filing	12-Aug-10	9-Dec-10

Owner: Olin Corporation

Title: Age-Hardening Copper-Base Alloy and Processing

Schedule 5.2 - 47

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
China (People’s Republic)	2010105103608	CN102092162		Published

Utility Patent Filing	30-Sep-10	15-Jun-11

Owner: Global Brass and Copper, Inc.

Title: Support Layer for Thin Copper Foil

Hong Kong	101097563	1143273A		Published

Utility Patent Filing	14-Oct-10	24-Dec-10

Owner: GBC Metals, LLC

Title: Copper Foil with Low Profile Bond Enhancement

Patent Cooperation Treaty	PCT/US2010/056179	WO2011/060034		Published

Utility Patent Filing	10-Nov-10	19-May-11

Owner: Global Brass and Copper, Inc.

Title: Antitarnish, Antimicrobial Copper Alloys and Surfaces Made From Such Alloys

Korea, Republic of	1020117009511			Pending

Utility Patent Filing	26-Apr-11

Owner: GBC Metals, LLC

Title: Peel Strength Enhancement of Copper Laminates

* Japan	2011106531			Pending

Utility Patent Filing	11-May-11

Owner: Olin Corporation

Title: Copper Alloy Containing Cobalt, Nickel and Silicon

Hong Kong	061034495	HK1080910		Published

Utility Patent Filing	17-Mar-06	4-May-06

Owner: Olin Corporation

Title: Peel Strength Enhancement of Copper Laminates

Japan	2011198477			Pending

Utility Patent Filing	12-Sep-11

Owner: Global Brass and Copper, Inc.

Title: Peel Strength Enhancement of Copper Laminates

Schedule 5.2 - 48

Country Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status Expiration
Korea, Republic of	1020127000451			Pending

Utility Patent Filing	6-Jan-12

Owner: Global Brass and Copper, Inc.

Title: Peel Strength Enhancement of Copper Laminates

*	Co-owned with Wieland Werke AG

(C)	Trademarks

U.S. Trademarks

Country Classes	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal
United States of America	77/022428	3278690	Registered
06 Int.	17-Oct-2006	14-Aug-2007	14-Aug-2017

Mark: BLUE DOT

Owner: GBC Metals, LLC

United States of America	73/643729	1592731	Registered
06 Int.	09-Feb-1987	24-Apr-1990	24-Apr-2020

Mark: COPPERBOND

Owner: GBC Metals, LLC

United States of America	77/790483	3797470	Registered
06 Int.	27-Jul-2009	01-Jun-2010	01-Jun-2020

Mark: CUVERRO

Owner: GBC Metals, LLC

United States of America	77/845818	3839233	Registered
06 Int.	09-Oct-2009	24-Aug-2010	24-Aug-2020

Mark: CUVERRO & Design

Owner: GBC Metals, LLC

Schedule 5.2 - 49

Country Classes	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal
United States of America	72/350604	0899524	Registered
13 Int.	05-Feb-1970	29-Sep-1970	29-Sep-2020

Mark: FINEWELD

Owner: GBC Metals, LLC

United States of America	77/022452	3966538	Registered
06 Int.	17-Oct-2006	24-May-2011	24-May-2021

Mark: GREEN DOT

Owner: GBC Metals, LLC

United States of America	72/349885	0904150	Registered
13 Int.	28-Jan-1970	15-Dec-1970	15-Dec-2020

Mark: MISCELLANEOUS DESIGN

Owner: GBC Metals, LLC

United States of America	77/022442	3482927	Registered
06 Int.	17-Oct-2006	12-Aug-2008	12-Aug-2018

Mark: MISCELLANEOUS DESIGN (BLUE DOT)

Owner: GBC Metals, LLC

United States of America	77/022467	3919976	Registered
06 Int.	17-Oct-2006	15-Feb-2011	15-Feb-2021

Mark: MISCELLANEOUS DESIGN (GREEN DOT)

Owner: GBC Metals, LLC

United States of America	72/235219	0822255	Registered
14 Int.	23-Dec-1965	17-Jan-1967	17-Jan-2017

Mark: POSIT-BOND

Owner: GBC Metals, LLC

Schedule 5.2 - 50

Country Classes	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal
United States of America	74/328284	1790123	Registered
06 Int.	04-Nov-1992	31-Aug-1993	31-Aug-2013

Mark: S and Design

Owner: GBC Metals, LLC

United States of America	72/385234	094033	Registered
14 Int.	02-Mar-1971	15-Aug-1972	15-Aug-2012

Mark: SOMERS THIN STRIP

Owner: GBC Metals, LLC

Schedule 5.2 - 51

Foreign Trademarks

Country Class(es)	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal

Benelux	59436	435321	Registered
06 Int.	29-Jul-1987	07-Jul-1988	29-Jul-2017

Mark: COPPERBOND

Owner: GBC Metals, LLC

Canada	588502	393739	Registered

Wares Natl	22-Jul-1987	07-Feb-1992	07-Feb-2022

Mark: COPPERBOND

Owner: GBC Metals, LLC

France	868929	1460741	Registered
06 Int.	27-Jul-1987	27-Jul-1987	27-Jul-2017

Mark: COPPERBOND

Owner: Olin Corporation

Germany	013007	1186443	Registered
06 Int.	07-Aug-1987	08-Dec-1992	07-Aug-2017

Mark: COPPERBOND

Owner: Olin Corporation

Hong Kong	365487	1991B1465	Registered
06 Int.	09-Feb-1987	09-Feb-1994	08-Feb-2018

Mark: COPPERBOND

Owner: Global Metals, LLC

Italy	004431	987044	Registered
06 Int.	12-Dec-1991	30-Dec-1993	12-Dec-2021

Mark: COPPERBOND

Owner: GBC Metals, LLC

Schedule 5.2 - 52

Country Class(es)	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal

Italy	RM2007C003362	1270586	Registered

06 Int.	05-Aug-1987	01-Jun-1999	05-Aug-2017

Mark: COPPERBOND

Owner: GBC Metals, LLC

Japan	8540687	2305251	Registered

06 Int.	28-Jul-1987	30-Apr-1991	30-Apr-2021

Mark: COPPERBOND

Owner: GBC Metals, LLC

Korea, Republic of	14917	400162936	Registered

06 Int.	31-Jul-1987	22-Nov-1988	22-Nov-2018

Mark: COPPERBOND

Owner: GBC Metals, LLC

Singapore	355987	T8703559J	Registered

06 Int.	09-Feb-1987	22-Mar-1991	09-Feb-2014

Mark: COPPERBOND

Owner: GBC Metals, LLC

Korea, Republic of	20122	400163001	Registered

06 Int.	22-Oct-1987	22-Nov-1988	22-Nov-2018

Mark: COPPERBOND (IN KOREAN CHARACTERS)

Owner: GBC Metals, LLC

Canada	314767	TMA162968	Registered

06 Int.	16-Jul-1968	23-May-1969	23-May-2014

Mark: POSIT-BOND

Owner: GBC Metals, LLC

Schedule 5.2 - 53

Country Class(es)	Application No. Filing Date	Registration No. Registration Date	Status Next Renewal

Switzerland	752	352495	Registered

06 Int.	01-Feb-1967	01-Feb-1967	30-Jan-2017

Mark: POSIT-BOND

Owner: Olin Corporation

Domain Names

ajoster.com

ajoster.net

cuverro.com

cuverro.net

fineweldtube.com

fineweldtube.net

gbchi.com

gbchi.net

gbcholding.com

gbcholdings.com

gbcholdings.net

gbcholdingsinc.com

gbcholdingsinc.net

gbcmetals.com

globalbrassandcopperinc.com

globalbrassandcopperinc.net

globalbrassandcopperholding.com

globalbrassandcopperholdings.com

globalbrassandcopperholdings.net

globalbrassandcopperholdingsinc.com

globalbrassandcopperholdingsinc.net

myolinbrass.com

myolinbrass.net

olinbrass.com

olinbrass.net

olinfab.com

olinfineweldtube.com

(D)	Patent, Trademark, Copyright and Trade Secret Licenses

Trademark License Agreement between Olin Corporation and Global Brass and Copper, Inc., dated November 19, 2007

Transition Services Agreement between Olin Corporation and Global Brass and Copper, Inc., dated November 19, 2007

Patent and Know-How License Agreement between Olin Corporation and Prymetall GmbH & Co. KG, dated August 18, 2005.

Schedule 5.2 - 54

Redraw Wire License Agreement between Olin Corporation and Wieland - Werke AG, dated April 6, 2004.

Trademark License Contract between Olin Corporation (“Licensor”) and Olin Luotong Metals (GZ) Co., Ltd. (“Licensee”) dated November 2002.

Know-How License Agreement between Akron Coating and Adhesives Inc. and Olin Corporation (A.J. Oster Foils, Inc.) dated August 23, 2004.

Patent and Technology License Agreement between Akron Coating and Adhesives Inc. and Olin Corporation (A.J. Oster Foils, Inc.) dated August 23, 2004.

NB-109 Alloy License Agreement between DOWA METALTECH Co. Ltd., formerly Dowa Mining Co., Ltd., and Olin Corporation dated April 1, 1997 (as amended).

Alloy C19720 License Agreement between Dowa Mining Co., Ltd. and Olin Corporation dated December 1, 2005.

Copper Alloy C19720 Casting Equipment Sale and License Agreement between Dowa Mining Co., Ltd. and Olin Corporation dated December 1, 2005.

License Agreement (Redraw) between Fisk Alloy Wire, Inc. and Olin Corporation dated April 1, 1991.

Patent and Know-How License Agreement between the Furukawa Electric Co., Ltd., and Waterbury Rolling Mills, Inc. (Olin Corporation) dated October 26, 2000.

License Agreement (Copper Alloy C 19700) between Heyco Metals, Inc. and Olin Corporation dated June 10, 1986.

A2 Treatment License Agreement between Infineon Technology, formerly, Siemens AG Semiconductor Group, Back End Operations, and Olin Corporation dated January 25, 1999.

Technology License Contract between Olin Corporation and Luoyang Copper (Group) Co., Ltd. dated November 12, 2002.

Patent Cross License Agreement (Alloy 7025) between Nippon Mining & Metals Co., Ltd. and Olin Corporation dated August 25, 1994.

Advanced Tin™ Barrier Layer License Agreement between Schempp & Decker GmbH and Olin Corporation dated March 6, 2006.

Technology License Agreement between Sumco Inc. and Olin Corporation dated November 16, 2003.

Patent and Know-How License Agreement between Wieland-Werke AG and Olin Corporation dated October 1, 2006.

Advanced Tin™ Barrier Layer License Agreement between Wilms GmbH and Olin Corporation dated December 11, 2003.

Schedule 5.2 - 55

Alloy License Agreement between Yamaha-Olin Metal Corporation and Olin Corporation dated June 15, 1987 (as amended).

License Agreement between Olin Corporation and Heraeus Precision Engineering PTE LTD, dated as of July 1, 1998.

Technology License Agreement between Olin Corporation and Dowa Mining Co., Ltd., dated as of November 15, 1993.

Exclusive License Agreement between Chase Brass and Copper Company, LLC and Sambo Copper Alloy Co., Ltd. dated April 28, 2005.

NB-1XXX License Agreement between Dowa Metaltech Co., Ltd. and GBC Metals, LLC dated December 1, 2009.

Sublicense Agreement between Marjan, Inc. and Global Brass and Copper, Inc. dated June 22, 2010.

License Agreement between Global Brass and Copper, Inc. and Technic, Inc. dated September 1, 2010.

Schedule 5.2 - 56

The software licenses set forth in the following table:

Vendor	Product/Service

Chicago-Soft Ltd.	MVS/Quick Ref

Computer Associated	Mainframe software

Compuware	Mainframe software

Crystal Point	OutsideView software

Data Design Associates (DDA)	Mainframe GL software maintenance

ETI Net	HCOM Tandem software

Hewlett Packard	Tandem hardware and software maintenance

Innovation	FDR / ABR / CPK mainframe software

Levi Ray & Shoup	VTAM Printer Support (VPS) - mainframe software

Phoenix Software International	Falcon Data Entry software

Surfcontrol	Super Scout internet content management

Symantec	Anti virus - desktop and server

Computer Keyes	Keyes fax

Computer Keyes	Keyes Mail

DRV Technologies	Spool flex

Extol	EDI integrator for I Series

Gumbo	Excel-erator

Gumbo	Report Designer

Gumbo	Spool mail

Hawkeye Information Systems	PathFinder

HELP Systems	Messenger Plus

HELP Systems	Sequel

Integrated Custom Software	FormSprint

ProData	DBU

ProData	DBU Audit

Soft Landing	Turnover

TL Ashford	BarCode 400

Townsend Security	Alliance FTP Manager

Microsoft	Windows 7

Microsoft	Windows XP

Microsoft	Office 2003

Schedule 5.2 - 57

Microsoft	Office 2007

Microsoft	Office 2010

Microsoft	Front Page

Adobe	Adobe Acrobat

Various	Sold Works/Auto Cad

Microsoft	Server 2003

Microsoft	Server 2008

Microsoft	SQL Server 2000

Microsoft	SQL Server 2008

Dragon	Dragon Speak

Rosetta	Rosetta Stone

IBM	IMB Client Access

Symantec	Symantec Antivirus

Symantec	Backup Exec

Software Pursuits	SureSync

ADI	ADI web software

Equipsoft	MX4 maint web software

TC Logic	ROI+ web software

TC Logic	ROI Clever web software

Numara	Trackit inventory software

Intuit	Network monitor

KioWare	Kiosk software

Avery	Avery labeling software

Minitab Inc.	Minitab

Infor	Infinium

IBM	OS 400

III. COMMERCIAL TORT CLAIMS: None.

Schedule 5.2 - 58

SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)
A.J. Oster Caribe, LLC	Delaware
A.J. Oster Caribe, LLC	Puerto Rico
A.J. Oster Foils, LLC	Delaware
A.J. Oster West, LLC	Delaware
A.J. Oster, LLC	Delaware
Bryan Metals, LLC	Delaware
Chase Brass and Copper Company, LLC	Delaware
Chase Brass, LLC	Delaware
Chase Industries, LLC	Delaware
GBC Metals, LLC	Delaware
Global Brass and Copper Holdings, Inc.	Delaware
Global Brass and Copper, Inc.	Delaware
Olin Fabricated Metal Products, LLC	Delaware

Schedule 5.4 - 1

SCHEDULE 5.5 TO

PLEDGE AND SECURITY AGREEMENT

Grantor	Location of Equipment and Inventory

A.J. Oster, LLC	Ameriplate
600 Joyce Road
Joliet, IL 60436

A.J. Oster, LLC	Art Diamond Cutting & Engraving
185 Front Street
Pawtucket, RI 02862

A.J. Oster, LLC	Checon, Inc.
512 Old Baptist Road.
North Kingstown, RI 02852

A.J. Oster, LLC	Eagle Brass Co.
1243 Old Bernville Rd.
Leesport, PA 19533

A.J. Oster, LLC	Engineered Metals
512 Old Baptist Road
North Kingston, RI 02852

A.J. Oster, LLC	Gibbs Wire & Steel
Metals Drive
Southington, CT 06489

A.J. Oster, LLC	Hussey Copper
100 Washington St.
Leetsdale, PA 15056

A.J. Oster, LLC	Leveltek Processing, LLC
748 McMechen Street
Benwood, WV 26031

A.J. Oster, LLC	Marjan, Inc.
44 Railroad Hill Street
Waterbury, CT 06722

A.J. Oster, LLC	TMI
(f/k/a Materion Technical Materials)
(f/k/a Technical Materials, Inc.)
Five Wellington Road
Lincoln, RI 02865

A.J. Oster, LLC	Micro Stamping Corp.
140 Belmont Drive
Somerset, NJ 08873

A.J. Oster, LLC	Millard Wire
449 Warwick Industrial Avenue
Warwick, RI 02886

Schedule 5.5 - 1

Grantor	Location of Equipment and Inventory

A.J. Oster, LLC	NASCO
44 Railroad Hill Street
Waterbury, CT 06722

A.J. Oster, LLC	Orbel Corporation
2 Danforth Drive
Easton, PA 18045

A.J. Oster, LLC	Pass & Seymour
4515 Enterprise Drive
Concord, NC 28027

A.J. Oster, LLC	Perfection Plating, Inc.
775 Morse Avenue
Elk Grove, IL 60070

A.J. Oster, LLC	Scientific Plating
2073 North Southport
Chicago, IL 60614

A.J. Oster, LLC	Selective Plating
240 South Lombard Road
Addison, IL 60101

A.J. Oster, LLC	Stewart EFI TX, LLC
27 Leigh Fisher Road
El Paso, TX 79906

A.J. Oster, LLC	Sumco, LLC
1351 S. Girls School Road
Indianapolis, IN 46231

A.J. Oster, LLC	Summit Corporation of America
1430 Waterbury Road
Thomaston, CT 06787

A.J. Oster Foils, LLC	Akron Coating & Adhesive, Inc.
365 Stanton Ave.
Akron, OH 44301

A.J. Oster Foils, LLC	Aluminum Coil Anodizing Corp.
601 East Lake Street
Streamwood, IL 60107

A.J. Oster Foils, LLC	American Nickeloid
2900 W. Main Street
Peru, IL 61354

A.J. Oster Foils, LLC	Eveready Battery (VT)
75 Swanton Road
St. Albans, VT 05478

A.J. Oster Foils, LLC	Eveready Battery (MO)
3131 East First Street
Maryville, MO 64468

Schedule 5.5 - 2

Grantor	Location of Equipment and Inventory

A.J. Oster Foils, LLC	Eveready Battery (NC)
2331 Carl Drive, Plant 2
Asheboro, NC 27203

A.J. Oster Foils, LLC	Elgiloy
34600 Chardon Road
Willoughby Hills, OH 44094

A.J. Oster Foils, LLC	Hanover Foils, LLC
301 Carter Hill Parkway
Ashland, VA 23005

A.J. Oster Foils, LLC	Jessup Manufacturing
1701 Rockland Road
Lake Bluff, IL 60044

A.J. Oster Foils, LLC	Logan Machine
1277 Home Avenue
Akron, OH 44310

A.J. Oster Foils, LLC	Main Steel Polishing Co.
3805-B Henricks Rd.
Youngstown, OH 44515

A.J. Oster Foils, LLC	Specialty Metals Processing
837 Seasons Road
Stow, OH 44224

A.J. Oster West, LLC	Galvan Group, Inc.
11905 Conly Road
Laredo, TX 78045

A.J. Oster West, LLC	Metal Surfaces
6060 Shull Street
Bell Gardens, CA 90202

A.J. Oster West, LLC	Olympic Metal Cutting
836 Truck Way
Montebello, CA 90640

A.J. Oster West, LLC	Reliable Steel Building Prod
9301 Rayo Avenue
South Gate, CA 90280

A.J. Oster West, LLC	U.S. Pre-finished Corp.
4450 East Dunham Street
Los Angeles, CA 90023

Bryan Metals, LLC	TMI
(f/k/a Materion Technical Materials)
(f/k/a Technical Materials, Inc.)
5 Wellington Road
Lincoln, RI 02865

Schedule 5.5 - 3

Grantor	Location of Equipment and Inventory

Bryan Metals, LLC	Precision Plating
2124 Liberty Drive
Niagara Falls, NY 14304

Bryan Metals, LLC	Summit Plating
1430 Waterbury Road
Thomaston, CT 06787

Bryan Metals, LLC	Selective Plating
240 South Lombard Road
Addison, IL 60101

Bryan Metals, LLC	Sumco, Inc.
1351 Girls School Road
Indianapolis, IN 46231

Bryan Metals, LLC	Perfection Plating, Inc.
775 Morse Avenue
Elk Grove Village, IL 60007

Bryan Metals, LLC	Tyco
233 Burgess Road
Greensboro, NC 27409
Chase Brass and Copper Company, LLC	Seeger Metals
1315 E. Manhattan Blvd.
Toledo, OH 43608
Chase Brass and Copper Company, LLC	NIBCO, Inc.
6410 South 33rd Street
Attn: Luis Ponce
McAllen, TX 78503

Chase Brass and Copper Company, LLC	Swanton Welding
302 Church Street
Swanton, OH 43558
Chase Brass and Copper Company, LLC	Swanton Welding
307 Broadway Street
Swanton, OH 43558

GBC Metals, LLC (d/b/a Olin Brass)	American Nickeloid
2900 West Main
Peru, IL 61354

GBC Metals, LLC (d/b/a Olin Brass)	Dunlin Metals
301 North 3rd Avenue
Des Plaines, IL 60016

GBC Metals, LLC (d/b/a Olin Brass)	Leveltec
3236 North State Rd. 39
Cuyahoga Heights, OH 44125

Schedule 5.5 - 4

Grantor	Location of Equipment and Inventory

GBC Metals, LLC (d/b/a Olin Brass)	Main Street Metal Polishing
571 South Wheeling Road
Wheeling, IL 60090

GBC Metals, LLC (d/b/a Olin Brass)	Marjan
1901 Albright Road
Montgomery, IL 60538

GBC Metals, LLC (d/b/a Olin Brass)	Midwest Ranger, Inc.
2312 Centerline Industrial Drive
St. Louis, MO 63146

GBC Metals, LLC (d/b/a Olin Brass)	Perfection Plating
775 Morse Ave.
Elk Grove Village, IL 60007

GBC Metals, LLC (d/b/a Olin Brass)	Precision Plate
2124 Liberty Drive
Niagara Falls, NY 14304

GBC Metals, LLC (d/b/a Olin Brass)	Precision Strip
446 North Hardison
Woodburn, KY 42170

GBC Metals, LLC (d/b/a Olin Brass)	Selective Plating
240 South Lombard Road
Addison, IL 60101

GBC Metals, LLC (d/b/a Olin Brass)	Sumco, Inc.
1351 S. Girls School Rd.
Indianapolis, IN 46231

GBC Metals, LLC (d/b/a Olin Brass)	Summit Corp. of America
1430 Waterbury Road
Thomaston, CT 06787

GBC Metals, LLC (d/b/a Olin Brass)	TMI
(a/k/a Materion Technical Materials)
(f/k/a Technical Materials, Inc.)
Five Willington Road
Lincoln, RI 02865

GBC Metals, LLC (d/b/a Olin Brass)	Veola Environmental Services (f/k/a Onyx)
3601 Enterprise
Valparaiso, IN 46383

GBC Metals, LLC (d/b/a Olin Brass)	Worthington Steel
(f/k/a Gibraltar Strip Steel, Inc.)
4310 East 49th Street
Cuyahoga Heights, OH 44125

Schedule 5.5 - 5

Grantor	Location of Equipment and Inventory

GBC Metals, LLC (d/b/a Fineweld Tube)	Small Tube Products
200 Oliphant Drive
Duncansville, PA 16635

GBC Metals, LLC (d/b/a Somers Thin Strip)	Marjan
44 Railroad Hill Street
Waterbury, CT 06722

GBC Metals, LLC (d/b/a Somers Thin Strip)	Perfection Plating
775 Morse Ave.
Elk Grove Village, IL 60007

GBC Metals, LLC (d/b/a Somers Thin Strip)	Slitback
P.O. Box 976, 940 Water Street
North Bennington, VT 05257

Olin Fabricated Metal Products, LLC	Apex Metal Finishing
8001 Van Buren
St. Louis, MO 63111

Olin Fabricated Metal Products, LLC	Commercial Plating Co, Inc.
9100 Riverview Drive
St. Louis, MO 63137

Olin Fabricated Metal Products, LLC	Expert Brazing & Heat Treating, Inc.
1300 Nave Road S.E.
Massillon, OH 44646

Olin Fabricated Metal Products, LLC	Illinois Valley
217 East Walnut Street
Gillespie, IL 62033

Olin Fabricated Metal Products, LLC	Mersen
9560 Joe Rodriguez Drive
El Paso, TX 79927

Olin Fabricated Metal Products, LLC	Microfinish
11048 Gravois Industrial Court
Sunset Hills, MO 63128

Olin Fabricated Metal Products, LLC	Milbank Mfg. – EIL Division
195 Prescolite Dr.
P.O. Box 278
El Dorado, AR 71731

Olin Fabricated Metal Products, LLC	Missouri MPP Corporation
240 N. Executive Park Drive
Yorktown, IN 47396

Olin Fabricated Metal Products, LLC	Mursix Corp
2401 N. Executive Park Dr.
Yorktown, IN 47396

Schedule 5.5 - 6

Grantor	Location of Equipment and Inventory

Olin Fabricated Metal Products, LLC	Norbert Plating
340 North Ashland Ave.
Chicago, IL 60609

Global Brass and Copper, Inc.	4971 Golden Parkway, Building #2, Buford, GA
30518

GBC Metals, LLC	Cornerstone Professional Park, 47 Sherman Hill
Rd., Suite 102, Building B, Woodbury, CT 06798

A.J. Oster West, LLC	22833 La Palma Ave., Yorba Linda, CA 92887

GBC Metals, LLC	427 N. Shamrock St., East Alton, IL 62024

A.J. Oster, LLC	457 Warwick Industrial Dr., Warwick, RI 02886

Global Brass and Copper, Inc.	1020-1022 East Broadway, Building #1, Alton, IL
62002

1101 East Broadway, Building #2, Alton, IL 62002

1025 East Broadway, Building #3, Alton, IL 62002

GBC Metals, LLC	130 East Alton Ave., East Alton, IL 62024

GBC Metals, LLC	Building located at Sixth & Piasa Streets, Alton, IL
62002

Chase Brass and Copper Company, LLC	6500 E. Washington Blvd., Commerce, CA 90040

GBC Metals, LLC	427 N. Shamrock St., East Alton, IL 62024
(improvements only; land is leased)

GBC Metals, LLC	Lewis & Clark Blvd., East Alton, IL 62024

A.J. Oster, LLC	180 Alexandra Way, Carol Stream, IL 60188

A.J. Oster Caribe, LLC	Road 175, Rio Canas Industrial, Lot 29 & 30,
Caguas, Puerto Rico

A.J. Oster Foils, LLC	2081 McCrea St., Alliance, OH 44601

Bryan Metals, LLC	1103 S. Main St., Bryan, OH 43506

GBC Metals, LLC	102 Progress Parkway, Cuba, MO 65453

GBC Metals, LLC	215 Piedmont St., Waterbury, CT 06706

Schedule 5.5 - 7

Grantor	Location of Equipment and Inventory

Chase Brass and Copper Company, LLC	Swanton Welding
307 Broadway Street
Swanton, OH 43558

Schedule 5.5 - 8

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of June 1, 2012 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among the Issuer, Holdings the Subsidiary Parties, the other Grantors named therein and Wells Fargo Bank, National Association, as the Notes Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Notes Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Notes Collateral Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached supplements to Schedules to the Security Agreement accurately and completely set forth in all material respects all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such supplements to Schedules to the Security Agreement shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

EXHIBIT A-3

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of Underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/ (Application Number)	Issue Date/ (Filing Date)

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/ (Serial Number)	Registration Date/ (Filing Date)

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)	Trade Secret Licenses

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 5.5 TO

PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name Grantor	Location of Equipment and Inventory

EXHIBIT A-6

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by [—] (the “Grantor”) in favor of [—], as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Notes Collateral Agent”).

WHEREAS, the Grantor is party to a Pledge and Security Agreement dated as of June 1, 2012 (the “Pledge and Security Agreement”) between the Grantor and the other grantors party thereto and the Notes Collateral Agent pursuant to which the Grantor granted a security interest to the Notes Collateral Agent in the Trademark Collateral (as defined below) and is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Notes Collateral Agent as follows:

SECTION 1.	Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.	Grant of Security Interest in Trademark Collateral

SECTION 2.1. Grant of Security. The Grantor hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”):

all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed or required to be listed in Schedule A attached hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2. Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under

EXHIBIT B-1

Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application, or the Trademark that is the subject thereof, under applicable federal law.

SECTION 3.	Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Notes Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Notes Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4.	Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.	Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT B-2

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT B-3

Accepted and Agreed:

[—],

as Notes Collateral Agent

By:
Name:
Title:

EXHIBIT B-4

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT B-5

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by [—] (the “Grantor”) in favor of [—], as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Notes Collateral Agent”).

WHEREAS, the Grantor is party to a Pledge and Security Agreement dated as of June 1, 2012 (the “Pledge and Security Agreement”) between the Grantor and the other grantors party thereto and the Notes Collateral Agent pursuant to which the Grantor granted a security interest to the Notes Collateral Agent in the Patent Collateral (as defined below) and is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Notes Collateral Agent as follows:

SECTION. 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION. 2. Grant of Security Interest

The Grantor hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”):

all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application listed or required to be listed in Schedule A attached hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION. 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Notes Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Notes Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

EXHIBIT C-1

SECTION. 4. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION. 5. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT C-2

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT C-3

Accepted and Agreed:

[—],

as Notes Collateral Agent

By:
Name:
Title:

EXHIBIT C-4

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT C-5

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by [—] (the “Grantor”) in favor of [—], as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Notes Collateral Agent”).

WHEREAS, the Grantor is party to a Pledge and Security Agreement dated as of June 1, 2012 (the “Pledge and Security Agreement”) between the Grantor and the other grantors party thereto and the Notes Collateral Agent pursuant to which the Grantor granted a security interest to the Notes Collateral Agent in the Copyright Collateral (as defined below) and is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor hereby agrees with the Notes Collateral Agent as follows:

SECTION 1.	Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.	Grant of Security Interest

The Grantor hereby grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

(a) all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed or required to be listed in Schedule A attached hereto, (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world; and

(b) any and all agreements, licenses and covenants providing for the granting of any exclusive right to the Grantor in or to any registered Copyright including, without limitation, each agreement required to be listed in Schedule A attached hereto, and the right to sue or otherwise recover for past, present and future infringement or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

EXHIBIT D-1

SECTION 3.	Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Notes Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Notes Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4.	Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.	Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT D-2

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT D-3

Accepted and Agreed:

[—],

as Notes Collateral Agent

By:
Name:
Title:

EXHIBIT D-4

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT D-5